Art in America

ANNUAL • 2006-2007

Guide

play until October 31, 2006
08>
75470 02106 0
6.00 USA $19.00 CAN

SOURCEBOOK TO THE U.S. ART WORLD

MUSEUMS GALLERIES ARTISTS

2006-2007 MUSEUM PREVIEW

American and English silver, Chinese snuff and medicine bottles, woodland sculpture trail. **M**

Artists exhibited: William Merritt Chase, Arthur B. Davies, Ian Hamilton Finlay, William Glackens, Red Grooms, Robert Henri, Maurice Prendergast, Ulrich Ruckriem, John Sloan, Joseph Stella, James Turrell, Andy Warhol

5045. Collector's Gallery
6602 Hwy 100 37205
(615) 356-0699
E-mail: collectorsgallery@comcast.net
Tue-Sat 10-4, Sun and eves by appt
Late 19th- and 20th-century American art. **G**

Artists exhibited: Jere Allen, George F. Ennis, Vinci Kolodziejski, Alan LeQuire, Louise LeQuire, Julian Levi, Granville Perkins, Dean Skelton, Carl Sublett, Coralie Tweed, Arthur Weeks

5046. Cumberland Gallery
4107 Hillsboro Circle 37215
(615) 297-0296, fax (615) 297-1304
E-mail: carolart@aol.com
Web site: www.artnet.com/cumberland.html; www.cumberlandgallery.com
Tue-Sat 10-5 Dir: Carol Stein
Contemporary painting, sculpture, works on paper, multiples. **G**

Artists exhibited: Joan Almond, Carol Anthony, John Baeder, Judy Barie, Michael Barringer, Raine Bedsole, Lynda Benglis, Barry Buxkamper, Jeff Danley, Arless Day, Robert Durham, John Fraser, David French, Michael Greenspan, Johan Hagaman, Mark Hosford, Sylvia Hyman, Tom Judd, Kurt Kemp, Ida Kohlmeyer (estate), David Kroll, James Lavadour, Carrie McGee, Kurt Meer, Marilyn Murphy, Bob Nugent, Whitney Nye, Ron Porter, Kit Reuther, Andrew Saftel, Mika Smith, Marko Spalatin, Jack Spencer, Suzanne Stryk, Ann Wells, Andrew Winn

5047. Different Strokes Art Gallery
4540 Harding Rd, Belle Meade Plaza 37205
(615) 279-0025, fax (615) 279-0051
E-mail: info@dstrokes.com
Web site: www.dstrokes.com
Mon-Thu 10-6, Fri-Sat 10-8 Dir: Taunia Kellerby
Publish and produce limited edition canvases using giclee; handmade frames. **G/P**

5048. Finer Things Gallery
1898 Nolensville Rd 37210
(615) 244-3003, fax (615) 254-1833
E-mail: info@finerthingsgallery.com
Web site: www.finerthingsgallery.com
Tue-Sat 10-5 Dir: Kim Brooks
Contemporary painting, sculpture, furniture and fine craft. **G**

Artists exhibited: Michael Brangoccio, Mark Chatterley, Chris Eckert, Steve Franke, Kristi Hargrove, John Jordan, Adam Normandin, Craig Nutt, Adrienne Outlaw, Joel Urruty, Robin Winfield, Rusty Wolfe

5049. Frist Center for the Visual Arts
919 Broadway 37203
(615) 244-3340, fax (615) 244-3339
E-mail: mail@fristcenter.org
Web site: www.fristcenter.org
Mon-Sat 10-5:30, Thu 10-8, Fri 10-9, Sun 1-5
Dir: Susan H. Edwards
Noncollecting art center presenting international visual art; interactive displays, educational programs. **M**

5050. Le Quire Gallery
4304 Charlotte Ave 37209
(615) 298-4611, fax (615) 298-4611
Web site: www.lequiregallery.com
Tue-Sat 10-3 Dir: Elizabeth Cave
Contemporary figurative sculpture and painting. **G**

Artists exhibited: Alan LeQuire

5051. The Parthenon
Metro Postal Service, Centennial Park 37201
(615) 862-8431, fax (615) 880-2265
E-mail: info@parthenon.org
Web site: www.parthenon.org
Tue-Sat 9-4:30; Apr-Sep: also Sun 12:30-4:30
Dir: Wesley M. Paine/Susan Shockley
18th- to 20th-century American painting; changing gallery exhibitions and a re-creation of the Parthenon with a 42-foot-high statue of Athena. **M**

Artists exhibited: Albert Bierstadt, Ralph Albert Blakelock, William Merritt Chase, Frederic Edwin Church, Frederick Carl Frieseke, Sanford Robinson Gifford, Winslow Homer, George Inness, Thomas Moran, Albert Pinkham Ryder, Elihu Vedder, Benjamin West

5052. RUBY GREEN
514 Fifth Ave S 37203
(615) 244-7179
E-mail: info@rubygreen.org
Web site: www.rubygreen.org
Wed-Sat 12-4 Dir: Chris Campbell
Contemporary art; emerging and underrecognized artists. **N**

Artists exhibited: Heath Bartel, Marian Johnson, Fiona Kinsella, Leslie Kneisel, Julie Puttgen

5053. Stanford Fine Art
6608 A Hwy 100 37205-2216
(615) 352-5050, fax (615) 352-9560
E-mail: info@stanfordfineart.com
Web site: www.stanfordfineart.com
Mon-Sat 9-5:30 and by appt Dir: Stan Mabry
19th- and 20th-century American and European paintings. **G/D**

5054. TAG art gallery
215 Fifth Ave N 37219
(615) 254-2040, fax (615) 254-9289
E-mail: art@tagartgallery.com
Web site: www.tagartgallery.com
Mon-Sat 10-5 Dir: Jerry Dale McFadden
Outsider and contemporary folk art and other local, regional and international art. **G**

Artists exhibited: Rik Catlow, Bo Culpepper, Thornton Dial, Lori Field, Jonn Herschend, Jon Langford, Casey McGlynn, Mr. Hooper, James Pearson, Chris Scarborough, Robert Simon, Andy Moon Wilson

5055. Tennessee State Museum
505 Deaderick St 37243-1120
(615) 741-2692, fax (615) 741-7231
E-mail: info@tnmuseum.org
Web site: www.tnmuseum.org
Dir: Lois Riggins-Ezzell
M

5056. Vanderbilt University Fine Arts Gallery
23rd and West End Aves 37203
(615) 322-0605, fax (615) 343-3786
Web site: www.vanderbilt.edu/gallery
Mon-Fri 12-4, Sat-Sun 1-5 Dir: Joseph S. Mella
Collection and traveling exhibitions. **U**

Artists exhibited: Louise Bourgeois, Enrique Chagoya, Sue Coe, Michael Craig-Martin, Lesley Dill, Chris Drury, Mona Hatoum, Sigmar Polke, Martin Puryear, Lorna Simpson, Kiki Smith, Kara Walker

5057. Vanderbilt University Sarratt Gallery
207 Sarratt Student Center 37240-0026
(615) 322-2471, fax (615) 343-8081
E-mail: bridgette.kohnhorst@vanderbilt.edu
Web site: www.vanderbilt.edu/sarratt/gallery
Mon-Fri 9-9, Sat-Sun 10-10
Dir: Bridgette Kohnhorst
National and local artists; Holiday Arts Festival: contemporary crafts by Tennessee artists. **U**

5058. Zeitgeist
1819 21st Ave S 37212
(615) 256-4805, fax (615) 256-4839
E-mail: janice@zeitgeist-art.com
Web site: www.zeitgeist-art.com
Tue-Sat 11-5, Thu 11-6
Dir: Janice Zeitlin
Changing exhibitions of contemporary artwork in all mediums by established and emerging artists. **G**

Artists exhibited: Will Berry, Patrick DeGuira, Richard Feaster, Jeff Hand, Andy Harding, Paul Harmon, Brady Haston, Alicia Henry, Jim Ann Howard, Tim Hussey, Buddy Jackson, Richard Painter, Greg Pond, Ward Schumaker, Gene Wilken, Lain York

OAK RIDGE

5059. Oak Ridge Art Center
201 Badger Ave, PO Box 7005 37831-3305
(423) 482-1441
Tue-Fri 9-5, Sat-Mon 1-4
Dir: Leah Marcum-Estes
Permanent collection of abstract expressionist works; year-round exhibitions of regional and national interest. **M**

SEWANEE

5060. University of the South University Art Gallery
735 University Ave 37383-1000
(931) 598-1223
E-mail: aende@sewanee.edu
Web site: www.sewanee.edu/gallery/
Tue-Fri 10-5, Sat-Sun 12-4
Dir: Arlyn Ende
Contemporary exhibitions. Open for submissions.
U

Artists exhibited: Jose Betancourt, Christel Dillbohner, George Dunbar, Bob Durham, Terrell James, Carol La Fayette, Pradip Malde, Elizabeth Motlow, Greg Pond, Andrew Saftel, Keiji Shinohara, Sandra Swan

SMITHVILLE

5061. The Gallery Appalachian Center for Craft
1560 Craft Center Dr 37166
(615) 597-6801, fax (615) 597-6803
E-mail: craftcenter@tntech.edu
Web site: www.tntech.edu/craftcenter/
Mon-Sun 9-5
Dir: Gail Looper
Contemporary and traditional fine craft by faculty, resident artists, students and regional craft artists. **U**

Artists exhibited: Jeanne Brady, Curtiss Brock, Graham Campbell, Robert Coogan, Vince Pitelka

Texas

ABILENE

5062. The Grace Museum
102 Cypress St 79601
(325) 673-4587, fax (325) 675-5993
E-mail: info@thegracemuseum.org
Web site: www.thegracemuseum.org
Tue-Wed, Fri-Sat 10-5, Thu 10-8
Dir: Judy Godfrey
Soviet nonconformist and social realist painting; Texas and American regionalist painting and Texas contemporary art; modern and contemporary prints; history exhibits; interactive sound wall sculpture; 1940s cowboy-bootmaking shop. **M**

Artists exhibited: Josef Albers, Karel Appel, Edward G. Eisenlohr, Terry Gilbreath, John Houser, Marie Hull, Peter Hurd, Marc Rawls, Juanita Tittle-Pollard, Grant Wood, William Wright

ALBANY

5063. The Old Jail Art Center
201 S 2nd 76430
(325) 762-2269, fax (325) 762-2260
E-mail: info@theoldjailartcenter.org
Web site: www.theoldjailartcenter.org
Tue-Sat 10-5, Sun 2-5
Dir: Margaret Blagg
Contemporary, pre-Columbian, Asian art; 20th-century American and British painting, drawing prints and sculpture; Fort Worth School. **M**

Artists exhibited: Alexander Calder, Charles Demuth, Arthur Dove, Paul Klee, John Marin, Amedeo Modigliani, Henry Moore, Pablo Picasso, Robert Rauschenberg, Pierre-Auguste Renoir, Georges Rouault, Henri de Toulouse-Lautrec

AMARILLO

5064. Amarillo Museum of Art
2200 S Van Buren 79109
(806) 371-5050
E-mail: amoa@actx.edu
Web site: www.amarilloart.org
Tue-Fri 10-5, Sat-Sun 1-5
Dir: Kimberly Mahan
20th-century American paintings, prints, drawings, photographs. Asian art collection: South Asia, Southeast Asia, Indonesia, Japan and the Middle East. **M**

Artists exhibited: Helen Frankenthaler, Hiroshige, Luis Jimenez, Franz Kline, Hung Liu, John Marin, Louise Nevelson, Georgia O'Keeffe, Robert Stackhouse

ARLINGTON

5065. Arlington Museum of Art
201 W Main St 76010
(817) 275-4600, fax (817) 860-4800
E-mail: ama@arlingtonmuseum.org
Web site: www.arlingtonmuseum.org
Wed 10-8, Thu-Sat 10-5
Dir: Anne Allen
Contemporary Texas art. Education programs for youth and adults, lecture series, gallery talks, volunteer programs. **N**

5066. Kevin Curry Exhibitions
2514 White Oak Ln 76012
(817) 265-4585
E-mail: info@kevincurryexhibitions.com
Web site: kevincurryexhibitions.com
By appt Dir: Kevin Curry
Works by contemporary Texas artists. **D**

Artists exhibited: Stephen Arruda, Rob Erdle, Robin Dru Germany, Dan Hawel, Mary Iron Eyes, Gloria Kenyon, David Lamb, Heather Marcus, Mark Monroe, Eddy Rawlinson, Pehr Smith, Mary Vernon

5067. Tarrant County College Southeast The Art Corridor
2100 Southeast Pkwy 76018
(817) 515-3522, fax (817) 515-3189
E-mail: derrick.white@tccd.net
Mon-Sat 8-9
Dir: Derrick White
Contemporary art by local, regional and national artists in all mediums. **U**

5068. University of Texas at Arlington The Gallery at UTA
Fine Arts Bldg, 502 S. Cooper St,
Box 19089 76019-0089
(817) 272-3143, (817) 272-3110
fax (817) 272-2805
Web site: www.uta.edu/gallery
Mon-Fri 10-5, Sat 12-5
Dir: Benito Huerta
Contemporary art exhibitions, programs and residencies. **U**

5069. The Upstairs Gallery
1038 W Abram 76013
(817) 277-6961
E-mail: upstairsgallery@yahoo.com
Web site: upstairsartgallery.com
Tue-Thu 10-5, Fri-Sat 10-4
Dir: Eleanor Grace Martin/J.T. Martin
Painting, ceramics and sculpture by regional artists. **G**

Artists exhibited: Stephen Barry, Judi Betts, Al Brouillette, Maureen Brouillette, JoAnn Durham, Vern Johnson, Aron Johnston, Darrell Jones, Jess Lord, Jessica Neary, Douglas Walton, Beatriz Welch

AUSTIN

5070. Arthouse at the Jones Center
700 Congress Ave 78701
(512) 453-5312, fax (512) 459-4830
E-mail: info@arthousetexas.org
Web site: www.arthousetexas.org
Tue-Fri 11-7, Thu 11-9, Sat 10-5, Sun 1-5
Dir: Sue Graze
Contemporary art exhibitions and programs. Promoting contemporary Texas artists. **N**

Artists exhibited: Jeremy Blake, Daniel Bozhkov, Beth Campbell, Francesca Fuchs, Thomas Glassford, Eileen Maxson, Katrina Moorhead, Robyn O'Neill, Danica Phelps, Rob Pruitt, Dario Robleto, Ludwig Schwarz

5071. Austin Art in Public Places
301 W 2nd St, Suite 2030 78701
(512) 974-9312, fax (512) 974-6379
E-mail: aipp@ci.austin.tx.us
Web site: www.ci.austin.tx.us/aipp
Mon-Fri 9-6 Dir: Megan Weiler
Commissions local and national artists for public art projects. **N**

5072. Austin Galleries
1219 W 6th St 78703
(512) 495-9363, fax (512) 495-9119
E-mail: info@austingalleries.com
Web site: www.austingalleries.com
Mon 10-4, Tue-Sat 10-6 Dir: Marilyn Murph
Fine art. **G**

Gallery designations: **G** (gallery), **M** (museum), **U** (university gallery or museum), **N** (nonprofit exhibition space), **C** (corporate consultant), **D** (private dealer), **P** (print dealer
Boldface listings indicate advertiser

5073. Austin Museum of Art AMOA—Downtown
823 Congress Ave 78701
(512) 495-9224, fax (512) 495-9029
E-mail: info@amoa.org
Web site: www.amoa.org
Tue-Sat 10-6, Thu 10-8, 12-5
Dir: Dana Friis-Hansen
20th-century and contemporary art. **M**
Artists exhibited: Polly Apfelbaum, Christo/Jeanne-Claude, Ericson/Ziegler, Andy Goldsworthy, Jim Hodges, Gabel Karsten, Charles Mary Kubricht, Tom Lea, Annie Leibovitz, Lance Letscher, Jun Nguyen-Hatsushiba, Margo Sawyer

5074. Austin Museum of Art Laguna Gloria
3809 W 35th St 78703
(512) 458-8191, fax (512) 458-1571
E-mail: info@amoa.org
Web site: www.amoa.org
Villa: Mon-Sun 11-4; Grounds: Mon-Sat 9-5, Sun 11-5
Dir: Dana Friis-Hansen
History, art and nature; sculpture garden and art school. **M**
Artists exhibited: Candace M. Briceno, Margie Crisp, Kelly Fearing, Malou Flato, Faith Gay, Jessica Halonen, Daryl Howard, Will Klemm, Margo Sawyer

5075. d berman gallery
1701 Guadalupe St 78701
(512) 477-8877, fax (512) 477-8870
E-mail: david@dbermangallery.com
Web site: www.dbermangallery.com
Tue-Sat 11-6
Dir: David Berman/Anastasia Colombo
Contemporary American painting, photography and sculpture. **G**
Artists exhibited: Bale Creek Allen, Robert Dale Anderson, Hillevi Baar, Jill Bedgood, Malcolm Bucknall, Laura Pickett Calfee, Cynthia Camlin, Michael Ray Charles, Jeffrey Dell, Sandra Fiedorek, Faith Gay, Marianne Green, Billy Hassell, Benito Huerta, Jimmy Jalapeeno, Joseph Jameson, Janet Kastner, George Krause, Lance Letscher, Lauren Levy, Ann Matlock, Owen McAuley, Denny McCoy, Marjorie Moore, Katy O'Connor, Beverly Penn, Christopher Schade, Naomi Schlinke, Frank X. Tolbert, Randy Twaddle, Susan Whyne, Sydney Yeager, Robert Ziebell

5076. Davis Gallery
837 W 12th St 78701
(512) 477-4929, fax (512) 477-6086
Mon-Fri 10-6, Sat 10-4
Dir: Williams Davis
Prints, paintings, sculpture and photographs. Emphasizing regional artists. **G**

5077. Dougherty Arts Center Julia B. Butridge Gallery
Parks and Recreation Dept, City of Austin, 1110 Barton Springs Rd 78704
(512) 397-1455, fax (512) 397-1460
E-mail: aipp@ci.austin.tx.us
Web site: www.ci.austin.tx.us/dougherty/gallery.htm
Mon-Thu 9am-9:30pm, Fri 9-5:30, Sat 10-2
Dir: Megan Weiler
Space for area artists and arts organizations for exhibitions in all visual mediums. **N**

5078. f8 Fine Art Gallery
1137 W 6th St 78703
(512) 480-0242, fax (512) 480-0241
E-mail: tana@f8fineart.com
Web site: www.f8fineart.com
Tue-Sat 10-6
Dir: Amanda Taulbee
Contemporary fine-art photography and painting by regional and international artists. **G**

5079. Fielding Lecht Gallery
708 Congress Ave 78701
(512) 476-0044, fax (512) 476-0045
E-mail: pam@fieldinglecht.com
Web site: www.fieldinglecht.com
Tue-Fri 10-5, Sat 12-4
Dir: Pam Fielding/Suzanne Lecht
Contemporary Vietnamese art. **G**
Artists exhibited: Diep Quy Hai, Dinh Cong Dat, Dinh Thi Tham Poong, Dinh Y Ni, Jim Goodall, Ly Tran Quynh Giang, Nguyen Bach Dan, Nguyen Cam, Nguyen Quang Huy, Marita Nurmi, Peter Steinhauer, Trinh Quoc Chien

5080. Flatbed Press
2830 E Martin Luther King Jr. Blvd 78702
(512) 477-9328
fax (512) 477-1799
E-mail: katherine@flatbedpress.com, mark@flatbedpress.com
Web site: www.flatbedpress.com
Dir: Katherine Brimberry/Mark L. Smith
Collaborative etching workshop. Publishes limited editions of original prints by established and emerging artists. **G/P/C**
Artists exhibited: John Alexander, Terry Allen, Michael Ray Charles, Ann Conner, Trenton Doyle Hancock, Luis Jimenez, Lance Letcher, Lamar Peterson, Linda Ridgway, Dan Rizzie, James Surls, Katie van Scherpenberg

5081. Gallery Shoal Creek
1500 W 34th St 78703
(512) 454-6671
fax (512) 454-9560
E-mail: galleryshoalcreek@austin.rr.com
Web site: www.galleryshoalcreek.com
Tue-Sat 10-5
Dir: Judith Taylor
Artists from North America and Europe; representation and impressionism to expressionist painting and sculpture. **G**

5082. Gallery Soco
1714-A S Congress Ave 78704
(512) 442-5144, (877) 222-2310
fax (512) 442-7282
E-mail: postmaster@gallerysoco.com
Web site: www.gallerysoco.com
Tue-Sat 11-6
Dir: Jason Siegel
Contemporary art, custom framing, consulting. **G/D/P/C**
Artists exhibited: Sylvia Angell, Merry Calderoni, Eric Cross, Michael Earney, Charles Fazzino, Lisa Fittipaldi, Kevin Greer, Russ Havard, Markus Pierson, Mitchell Schorr, Jeff Scott, Cheryl Tamborello, Terry Teaters, Margaret Warren

5083. Elisabet Ney Museum
304 E 44th St 78751
(512) 458-2255, fax (512) 453-0638
E-mail: enm@ci.austin.tx.us
Web site: www.ci.austin.tx.us/elisabetney/
Wed-Sat 10-5, Sun 12-5
Dir: Mary Collins Blackmon
Studio and portrait sculptures in marble and plaster by 19th-century German-Texan sculptress Elisabet Ney (1833-1907). **M**

5084. O. Henry Museum, Parks and Recreation Dept, City of Austin
409 E 5th St 78701
(512) 472-1903, fax (512) 472-7102
Web site: www.ci.austin.tx.us/parks/ohenry.htm
Wed-Sun 12-5
Dir: Valerie Bennett
Historic home of the short-story writer William Sidney Porter, better known as O. Henry.
M

5085. El Taller Gallery
2438 W Anderson Ln, C-3 78757
(512) 302-0100, (800) 234-7362
fax (512) 302-4895
Web site: www.eltallergallery.com
Tue-Sat 10-6
Dir: Earl Stanley
Southwest modern and contemporary art.
G/D/P/C
Artists exhibited: Ann Cole, Henryk Fantazos, Nivia Gonzalez, R.C. Gorman, Michael Judge, Truman Marquez, Doris Arellano Marzo, Naoko, Amado Pena, Mark Swazo-Hinds, Darryl Willison

5086. University of Texas at Austin Blanton Museum of Art
MLK at Congress Ave 78701
(512) 471-7324, fax (512) 471-7023
Web site: www.blantonmuseum.org
Mon-Fri 9-5, Thu 9-9, Sat-Sun 1-5
Dir: Jessie Otto Hite
14th- to 18th-century European art, 19th- to 20th-century American art, modern and contemporary Latin American art, 15th- to 20th-century prints and drawings. **U**
Artists exhibited: Thomas Hart Benton, Luca Cambiaso, Adolph Gottlieb, Guercino, Claude Lorrain, Cildo Meireles, Oscar Munoz, Alice Neel, Pablo Picasso, Liliana Porter, Rembrandt van Rijn, Paolo Veronese

5087. Women & Their Work
1710 Lavaca St 78701
(512) 477-1064, fax (512) 477-1090
E-mail: wtw@texas.net
Web site: www.womenandtheirwork.org
Mon-Fri 10-6, Sat 12-5 Dir: Chris Cowden
Contemporary women artists. Public programs in visual art, dance, theater, literature, film and video. Educational programs. Web site and slide registry. **N**
Artists exhibited: Candace M. Briceno, Joey Fauerso, Angela Fraleigh, Hanna Hillerova, Heather Johnson, Misty Keasler, Michelle Mayer, Tina Medina, Karyn Olivier, Lynn Richardson, Soody Sharifi, Liz Ward

5088. Wally Workman Gallery
1202 W 6th St 78703
(512) 472-7428, fax (512) 472-0106
E-mail: workman@wallyworkman.com
Web site: wallyworkman.com
Tue-Sat 10-5 Dir: Wally Workman
Emerging and established artists. **G/C**
Artists exhibited: Helmut Barnett, Ali Cavanaugh, Erin Cone, Ryan Coover, Mary Fischer, Gordon Fowler, Rob Hamell, Jan Heaton, Teri Jonas, Will Klemm, Elizabeth Locke, Carol Marine, Frank Minogue, Priscilla Robinson, Lynn Noelle Rushton, Greg Skol, Dana Sparks, Eliza K Thomas

BEAUMONT

5089. Art Museum of Southeast Texas
500 Main St 77701
(409) 832-3432, fax (409) 832-8508
Web site: www.amset.org
Mon-Sat 9-5, Sun 12-5 Dir: Lynn P. Castle
19th- and 20th-century painting, sculpture, prints, photographs, folk art and decorative arts; emphasis on American and regional artists. **M**
Artists exhibited: John Alexander, David Bates, Paul Caponigro, Keith Carter, Dale Chihuly, Morris Graves, Robert Henri, Luis Jimenez, Lance Letscher, Paul Manes, Mary McCleary, Kermit Oliver

BEDFORD

5090. Yellow House Gallery
PO Box 210161 76095-7161
fax (682) 553-0895
Web site: yellowhousegallery.net
Dir: Michaele Ann Harper
Virtual gallery; international artists. **G/D**
Artists exhibited: JoAnn Durham, George Greaves, Buddy Harper, Michaele Ann Harper, Marsha Heidbrink, Sara Hopp, Lee Wayne Mills, Estela Rotondara, Delaire Rowe, Maryann Shams

BEEVILLE

5091. Beeville Art Museum
401 E Fannin, PO Box 1236 78104
(361) 358-8615, fax (361) 358-0743
E-mail: BeevilleArtMuseum@beeville.net
Web site: Beeville.net/BeevilleArtMuseum
Tue-Sat 9-5 Dir: Brenda Fleming Pawelek
Art and art education. **M**

CANYON

5092. West Texas A&M University Panhandle-Plains Historical Museum
2401 Fourth Ave 79015
(806) 651-2244, fax (806) 651-2250
Mon-Sat 9-5, Sun 1-6 Dir: Walter Davis II
Paintings, sculpture, prints, drawings and decorative arts: 19th- to 20th-century American (primarily Texan and New Mexican) and 16th- to 19th-century European, Asian, Native American art; changing exhibitions of Southwestern artists; murals. **U**

CARROLLTON

5093. Signet Art
2644 Newcastle Dr 75007
(972) 306-1963, fax (972) 306-1963
E-mail: signetart@comcast.net
Web site: www.signetart.com
By appt Dir: Brenda Simonson-Mohle
Emerging artists, contemporary American art. Emphasis on building corporate collections. Certified appraiser. **D/C**

COLLEGE STATION

5094. Texas A&M University, J. Wayne Stark University Center Galleries
PO Box J-3l 77844
(979) 845-6081, fax (979) 862-3381
E-mail: uart@stark.tamu.edu
Web site: stark.tamu.edu
Tue-Fri 9-8, Sat-Sun 12-6
Traveling exhibitions and permanent collection of works by Texas artists. **U**
Artists exhibited: John Alexander, Dorothy Hood, Harold Osman Kelly, E.M. Schiwetz

CORPUS CHRISTI

5095. Art Center of Corpus Christi
100 Shoreline 78401
(361) 884-6406, fax (361) 884-8836
E-mail: artcrcc@sbcglobal.net
Tue-Sun 10-4 Dir: Debbie Luce
Local art exhibitions. **N**

5096. Del Mar College Joseph A. Cain Memorial Art Gallery
101 Baldwin 78404
(361) 698-1216
Mon-Thu 9-4, Fri 9-12 Dir: Randy Flowers
Changing exhibitions; annual national drawing and small sculpture show. **U**

5097. South Texas Institute for the Arts Art Museum of South Texas
1902 N Shoreline Dr 78401-1164
(361) 825-3500, fax (361) 825-3520
Tue-Sat 10-5, Sun 1-5 Dir: William G. Otton
19th- and 20th-century painting; contemporary sculpture, drawings, photographs, prints; changing exhibitions; Philip Johnson building; children's area. **M**
Artists exhibited: Bruno Andrade, David Bates, Kenneth Holder, Luis Jimenez, Cesar Martinez, Susan Rothenberg

5098. Texas A&M University, Corpus Christi, Weil Gallery
6300 Ocean Dr 78412
(361) 825-5752
Mon-Thu 10-4, Tue 10-7, Fri 10-3
Dir: Dorothy Lumb **U**

5099. Wilhelmi-Holland Gallery
300 S Chaparral 78401
(361) 882-3523
Mon-Thu 10-5, Fri-Sat 10-4 Dir: Ben Holland
Contemporary art, ceramics and various mediums. **G**
Artists exhibited: Dan Mitchell Allison, Brad Braune, Ray Chavez, Deborah Fullerton, Cornelia Gates, Ed Gates, Cynthia Holmes, Lynda A.J. Jones, Lynda Young Kaffie, Deborah Males, Molly Merkle, Danny Michael O'Cowdy, Joe Pena, Greg Reuter, Barbra Riley, SheilaRogers, Ricardo Ruiz, William Wilhelmi

DALLAS

5100. 500X Gallery
500 Exposition Ave 75226
(214) 828-1111
Web site: www.500x.org
Sat-Sun 12-5 and by appt
Cooperative gallery: contemporary painting, sculpture, installations and photography. **G**
Artists exhibited: Jim Burton, Sarah Maxwell English, Garland Fielder, Jessica McCambly, Tina Medina, Diane Sikes, Veronica Tosten, Brad Wehring, Tora Welch, David Willburn

5101. 5501 Columbia Art Center
5501 Columbia Ave 75214
(214) 823-8955, fax (214) 824-3377
E-mail: Alan@docarts.com & Kaleta@5501.com
Web site: www.docarts.com & www.5501.com
Contemporary exhibitions, installations, film, video, student workshops and Texas African-American photography archive. **N**

5102. Afterimage Gallery
The Quadrangle #141, 2800 Routh St 75201
(214) 871-9140, (877) 858-5462
fax (801) 858-5282
E-mail: images@afterimagegallery.com
Web site: www.afterimagegallery.com
Mon-Sat 10-5:30 Dir: Ben Breard
Photography. **G**
Artists exhibited: Bruce Barnbaum, Christopher Burkett, Henri Cartier-Bresson, Mark Citret,

Gallery designations: **G** (gallery), **M** (museum), **U** (university gallery or museum), **N** (nonprofit exhibition space), **C** (corporate consultant), **D** (private dealer), **P** (print dealer)
Boldface listings indicate advertisers.

conduitgallery

1626 Hi Line Drive, #C Dallas, Texas 75207
214.939.0064 www.conduitgallery.com

Jenny Ellerbe, Terry Falke, Michael Johnson, Brian Kosoff, Willy Ronis, Brad Temkin George Tice, Jerry Uelsmann

5103. American Fine Art
1611 Dragon St 75207
(214) 749-7749, fax (214) 749-7324
E-mail: artsales@americanfineart.com
Web site: www.americanfineart.com
Contemporary work in all media. **G**

Artists exhibited: Gregory Arth, Joey Brock, Enrico Embroli, Karen Laatre, Larry Ludtke, David Michael, Caroline Ometz, Jerry Sanders Missy Lamb Soley, Jne Samuelson Wright, Tanya Zuger

5104. Angstrom Gallery
3609 Parry Ave 75226
(214) 823-6456
E-mail: angstromtx@sbcglobal.net
Web site: www.angstromgallery.com
By appt Dir: David Quadrini
Contemporary art in all mediums. **G**

Artists exhibited: Jeff Elrod, Mark Flood, Anthony Goicolea, Daniel Gordon, Steven Hull, Kevin Landers, Kaz Oshiro, Paul P., Jack Pierson, Susie Rosmarin, Maya Schindler, Ludwig Schwarz, Erick Swenson, Ryan Trecartin

5105. Banks Fine Art, LLC
1231 Dragon 75207
(214) 352-1811, fax (214) 352-6360
E-mail: bob@banksfineart.com
Web site: www.banksfineart.com
Mon-Fri 9-5, Sat 11-4 Dir: Bob & Maloree Banks
Traditional and impressionist paintings, 19th century to the present. Appraisal and curating services. Estate liquidation. **G/D**

Artists exhibited: Antoine Blanchard, Adolphe-William Bouguereau, Edouard-Leon Cortes, Marcel Dyf, Maya Eventov, G. Harvey, Jules Rene Herve, Gerhard Nesvadba, Jean Rigaud, Joe Sambataro

5106. Christopher C. Byrne
3001 Maple Ave, #701 75201
(214) 871-0550, fax (214) 740-0940
E-mail: ccbyrne@sbcglobal.net
By appt Dir: Chris Byrne **G/D/C**

Artists exhibited: Charles Andresen, Ross Bleckner, Richmond Burton, Peter Halley, Dan Kopp, Harrison Marshall, Cameron Martin, Aaron Parazette, Pablo Ramella, Dan Rushton, Peter Saul, Joe Zucker

5107. Cerulean Gallery
6609A Hillcrest Ave 75205
(214) 739-2583, fax (214) 360-9727
E-mail: caroline@theceruleangallery.com
Web site: www.theceruleangallery.com
Mon-Sat 10-6 Dir: Caroline Pickton
Emerging and established artists working in a variety of styles from traditional to contemporary. **G**

Artists exhibited: Helmut Barnett, Susan Barnett, Camilla Cowan, Caitlin Dalton, Robin Hazard-Bishop, Katherine Kliss-Welch, Peter Ligon, Natalie Northrup, Caroline Crockett Pickton, Sarah Walsh

5108. Conduit Gallery
1626 C Hi Line 75207
(214) 939-0064
E-mail: info@conduitgallery.com
Web site: www.conduitgallery.com
Tue-Sat 10-5 Dir: Nancy Whitenack
***Contemporary painting, works on paper and sculpture by established and emerging artists.* G**

Artists exhibited: Robert Dale Anderson, Robert Barsamian, Ellen Berman, Annabel Daou, Martin Delabano, Vincent Falsetta, Susan Kae Grant, Billy Hassell, Kirk Hayes, Kenneth Holder, Robert Jessup, Arthur Koch, Stephen Lapthisophon, Lance Letscher, Qing Min Meng, Steven Miller, Roberto Munguia, Susie Phillips, Jeremy Red, Juvenal Reis, Johnny Robertson, Michael Roch, Christopher Schade, Steven Shores, Al Souza, James Michael Starr, James Sullivan, Michael Tole, Reinhard Ziegler

See ad page 254.

5109. Contemporary Gallery
4152 Shady Bend Dr 75244
(972) 247-5246
By appt Dir: Patsy C. Kahn
19th- and 20th-century European and American masters. **D/P/C**

5110. Joel Cooner Gallery
1605 Dragon St 75207
(214) 747-3603
E-mail: joel.cooner.gallery@airmail.net
Web site: www.joelcooner.com
Asian, pre-Columbian and tribal art. Contemporary art and photography. **G**

Artists exhibited: Tom Joyce, Michael Kenna, Tom Waldron

5111. The Craighead-Green Gallery
2404 Cedar Springs, Suite 700 75201
(214) 855-0779, fax (214) 855-5966
Web site: www.craigheadgreen.com
Tue-Fri 10-6, Sat 11-5
Dir: Kenneth Craighead
Contemporary art in all mediums by regional, national and international artists. **G**

Artists exhibited: Miroslav Antic, Frank & Denise Brown, Jeanette Chinelli, Connie Connally, David Crismon, Mauricio Cuartas, Yrjo Edelmann, Brad Ellis, Larry Graeber, Marci Crawford Harnden, Danna Ruth Harvey, John Hathorn, Mike Hill, Norman Kary, Michael Kessler, Ann Kobdish, Mary Ellen Leger, Pancho Luna, Carolyn Zacharias McAdams, Linda McCall, Kenda North, Edward Nunns, Michelle O'Michael, Carole Pierce, Ron Pokrasso, Tom Pribyl, Marty Ray, Nancy Rebal, Susan Sales, Gary Schafter, Steve Seinberg, Isaac Smith, Mark Smith, Shawn Smith, Kendall Stallings, Kirk Tatom, Diane Walker-Gladney, Bill Weaver, Jeff Wenzel, Jeff Wilson, Maria Zeigler

5112. Michael Cross Gallery
2439 Swiss Ave, Suite B 75204
(214) 887-9300
E-mail: crossgallery@flash.net
Web site: www.michaelcrossgallery.com
Tue-Sat 10:30-5:30, Sun 1-5
Dir: Mike Cross
Contemporary art. **G/C**

Artists exhibited: Michael Cross, Xhevahir Kolgjini

5113. The Dallas Center for Contemporary Art [The Dallas Contemporary]
2801 Swiss Ave 75204-5925
(214) 821-2522, fax (214) 821-9103
E-mail: info@thecontemporary.net
Web site: www.thecontemporary.net
Tue-Sat 10-5 Dir: Joan Davidow
Emerging Texas artists in theme-based exhibitions, solo shows, outdoor sculpture. School and public programs. **N**

Artists exhibited: Frances Bagley, David Bates, Harry Geffert, Linnea Glatt, Benito Huerta, Bill Komodore, Annette Lawrence, Melissa Miller, Pamela Nelson, John Pomara, Linda Ridgway, Julie Speed

5114. Dallas Museum of Art
1717 N Harwood 75201
(214) 922-1200, fax (214) 922-1350
Web site: www.DallasMuseumofArt.org
Tue-Fri 11–5, Thu 11-9, Sat-Sun 11-5
Dir: John R. Lane
Art from all ages and continents with major collections in contemporary, ancient American, African and Indonesian art; American and European paintings, sculpture and decorative arts. **M**

Artists exhibited: Frederic Edwin Church, Edgar Degas, Edward Hopper, Piet Mondrian, Claude Monet, Henry Moore, Georgia O'Keeffe, Pablo Picasso, Jackson Pollock, Gerhard Richter, Andrew Wyeth

5115. David Dike Fine Art
2613 Fairmount 75201
(214) 720-4044, fax (214) 720-4469
E-mail: ddffa@swbell.net
Web site: www.daviddikefineart.com
Mon-Fri 10-5, Sat 11-4 and by appt
Dir: David Dike/Paige Fershtand
19th- and early 20th-century American and European art. Texas regionalists.
G

Artists exhibited: Charles Bowling, Jerry Bywaters, Emma Richardson Cherry, Alexandre Hogue, Dwight Holmes, William Lester, Julian Onderdonk, Frank Reaugh, Porfirio Salinas, Everett Spruce, Olin Travis, Robert Wood

5116. Dunn and Brown Contemporary
5020 Tracy St 75205
(214) 521-4322, fax (214) 521-4028
E-mail: dbc@dunnandbrown.com
Web site: www.dunnandbrown.com
Tue-Sat 11–5 Dir: Talley Dunn/Lisa Hirschler Brown
Contemporary painting, sculpture, drawings, prints, photography, video and installation. **G**

Artists exhibited: Helen Altman, David Bates, Forrest Bess, Paul Booker, Julie Bozzi, Blakely Thomas Dadson, Rackstraw Downes, Vernon Fisher, Brian Fridge, Sam Gummelt, Trenton Doyle Hancock, Joseph Havel, Annette Lawrence, Melissa Miller, Amy Myers, Nic Nicosia, Robyn O'Neil, Karyn Olivier, Gary Panter, Sam Reveles, Linda Ridgway, Laurence Scholder, Christian Schumann, Michael Smith, Matthew Sontheimer, Myron Stout, Liz Ward, William Wegman

5117. European Art Gallery
18170 Hillcrest, #100 75252
(972) 612-2808, fax (972) 596-0017
E-mail: info@european-artgallery.com
Web site: www.european-artgallery.com
By appt
European realist and impressionist painting. **G**

5118. Florence Art Gallery
PO Box 671162 75367
(214) 754-7070, fax (214) 754-7099
E-mail: Floartgal@earthlink.net
Mon-Fri 10-5, Sat 12-5 and by appt
Dir: Janice Meyers
Contemporary paintings and fine art: impressionist, expressionist and abstract works on canvas, paper and sculpture. **G/D**

5119. Gagnaire Art Associates, Inc.
9604 Summerhill Ln 75238
(214) 343-8558, fax (214) 341-2292
E-mail: gagnaireart@comcast.net
By appt Dir: Leilani Gagnaire
Contemporary art in all mediums. **D/C**

Artists exhibited: Deborah Brown, Judy Cox, Cecily Barth Firestein, Al Groen, Trudy Kraft, David McCullough, Terry Moeller, Mary Prince, Liz Whitney Quisgard, Lynn Seeney, Claudia Sperry, Mike Tichansky

5120. Galerie Kornye
2530 Fairmount St 75201
(214) 954-4475, fax (214) 954-0775
E-mail: art@kornye.com
Web site: www.kornye.com
Mon-Sat 10-5 and by appt Dir: George Kornye
19th- and 20th-century American and continental art. **G/C**

Artists exhibited: Edouard Cortes, Jianmin Dou, R. Johanningmeir, Stapleton Kearns, Luigi Loir, E. Galon LuLue, Kent McCain, P. Salinas, W. R. Thrasher, Stokely Webster, Robert Wood, John Yan Sun

5121. Gray Matters Gallery
113 N Haskell Ave 75226
(214) 824-7108
Thu-Sun 12-6 Dir: Vance Wingate
Contemporary art in all mediums. Emerging artists. **G/P**

5122. Hall Galleries, Inc.
16500 Harvest Cove 75248
(214) 871-9300, fax (214) 871-9111
E-mail: hallgalleries@att.net
Web site: artnet.com/hallgalleries.html
By appt Dir: Carson Hall/Ron Hall
19th- and 20th-century masters. **D**

Artists exhibited: Albert Bierstadt, Mary Cassatt, Helen Frankenthaler, Julio Larraz, Roy Lichtenstein, Morris Louis, Kenneth Noland, Georgia O'Keeffe, Pablo Picasso, Pierre-Auguste Renoir, Alfred Sisley, Boaz Vaadia

5123. Paul Rogers Harris
7211 Concord Ave 75235-4414
(214) 352-5940
E-mail: paulharris33@aol.com
Dir: Paul Rogers Harris
Independent curator and consultant. Exhibitions of painting, drawing, sculpture, prints, photography, posters and fine crafts by Texas, Latino and African-American artists. **C**

Artists exhibited: Charles DeBus, David Donovan, James Dowell, Paul Greenberg, Diane Hopkins-Hughs, Philip Lamb, Barbara Maples, Bob Nunn, Laurence Scholder, Coreen Spellman, Arthur Turner, Mary Vernon

5124. Ivanffy-Uhler Gallery
4623 W Lovers Ln 75209
(214) 350-3500
E-mail: info@ivanffyuhler.com
Web site: www.ivanffyuhler.com
Tue-Sat 10-5, Sun 1-5; summer by appt
Dir: Agnes Ivanffy/Paul Uhler
Modern and contemporary painting, drawing, sculpture and original prints. **G**

Artists exhibited: Rudolf Bex, Marie-Jo Bourron, Maria Bozoky, Jozsef Gabriel, Pal Gerzson, Robert Hinds, Janos Kass, Andras Kiss-Nagy, Rudolf Lang, Guus van Eck, Susan Weller, Istvan Zsako

5125. Jackson Gallery
7857 Caruth Ct 75225
(214) 363-3947, fax (214) 363-3947
E-mail: jacgall@swbell.net
By appt Dir: John W. Jackson
American and European paintings; bronze sculpture. **D**

Artists exhibited: Johann Berthelson, Antoine Blanchard, Edouard Cortes, Marcel Dyf, Eugene Galien-Laloue, Francois Gall, Jules Rene Herve, Jean Rigaud, P.G. Rigaud, Guy Wiggins

5126. Holly Johnson Gallery
1411 Dragon St 75207
(214) 369-0169, fax (214) 741-0169
E-mail: info@hollyjohnsongallery.com
Web site: www.hollyjohnsongallery.com
Tue-Sat 10-5 Dir: Holly Johnson/Jim Martin
Contemporary art. **G**

Artists exhibited: John Adelman, Terry Allen, David Aylsworth, William Betts, Scott Calhoun, Alain Gerard Clement, Dornith Doherty, James Drake, Tommy Fitzpatrick, Virgil Grotfeldt, Otis

Gallery designations: **G** (gallery), **M** (museum), **U** (university gallery or museum), **N** (nonprofit exhibition space), **C** (corporate consultant), **D** (private dealer), **P** (print dealer)
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Jones, Paul Kittelson, Charles Mary Kubricht, Janaki Lennie, Margo Sawyer, Gael Stack, Richard Stout, Terry Suprean, Jackie Tileston, Frank X. Tolbert, Randy Twaddle, Casey Williams, Joan Winter, Sydney Yeager

5127. Martin Lawrence Galleries
13650 Dallas Pkwy at SAKS Fifth Ave, Dallas Galleria 75240
(972) 716-5335, (800) 950-1750
fax (972) 716-5196
Mon-Sat 10-9, Sun 12-6 Dir: Jay Erdmann
20th-century painting, drawing, sculpture and graphics. **G**
Artists exhibited: Philippe Bertho, Marc Chagall, Salvador Dali, Ali Golkar, Keith Haring, Joan Miro, Pablo Picasso, Andy Warhol

5128. McKinney Avenue Contemporary (The MAC)
3120 McKinney Ave 75204
(214) 953-1212, fax (214)953-1873
Web site: www.the-mac.org
Wed-Sat 11-10, Sun 1-5 Dir: Tracee Williams
Regional, national and international performing and visual arts, including painting, sculpture, photography, installation, film and video, dance, literature, theater and performance art. CyberCafe. **N**

5129. Janet Miller Fine Art
17194 Preston Rd, Suite 102-294 75248-1221
(972) 661-7714, fax (972) 633-2387
E-mail: jmillerfineart@usa.net
By appt Dir: Janet Miller
Established and emerging international and American artists. Curatorial and consulting services. **D/C**
Artists exhibited: Sue Blevins, Maja Dimitrijevic, Judith Freedman, Kate Petley, Dean Ruck, Luanne Stovall, Sandra York

5130. Mulcahy Modern Gallery
408 W 8th St, Suite 101 75208
(214) 948-9595
E-mail: ModGallery@sbcglobal.net
Web site: www.mulcahymodern.com
Wed-Sat 11-5, Tue by appt
Dir: Cynthia Mulcahy
Contemporary painting, drawing, sculpture, photography, video and installation. Emerging and midcareer artists. **G/C**
Artists exhibited: Christine Bisetto, Rosalyn Bodycomb, Nate Cassie, Corbin Doyle, Celia Eberle, Heyd Fontenot, Robert Hamilton, Jin-Ya Huang, Mindy Kober, Meg Langhorne, Victoria Montelongo, Charlie Morris, Monica Pierce, Gary Retherford, Derrick Saunders, Tom Sime

5131. Pan American Art Gallery
3303 Lee Pkwy, Suite 101 75219
(214) 522-3303, fax (214) 521-3577
E-mail: info@PanAmericanArt.com
Web site: www.PanAmericanArt.com
Tue-Fri 10-6, Sat 12-6
Dir: Cris Worley/Janda Wetherington
Fine art of the western hemisphere. **G**
Artists exhibited: Fernando Botero, Agustin Cardenas, Roberto Diago, Edouard Duval-Carrie, Roberto Fabelo, Leon Ferrari, Kcho, Rene Portocarrero, Mariano Rodriguez, Graciela Sacco, Rusty Scruby, Manuel Victor

5132. Marie Park, Private Art Dealer
6254 Park Ln 75225
(214) 987-1068, fax (214) 987-4501
By appt Dir: Marie Park
Contemporary painting, prints, clay, glass and photography; emphasis on regional artists. **D/P/C**
Artists exhibited: Sue Benner, Stan Berning, Laurie Cox, Nancy Ferro, Frank Hunter, Jeanne Jackson, Chris McHenry, Stephen Pentak, Melodee Martin Ramirez, Margaret Ratelle, Judith Williams

5133. Gerald Peters Gallery
2913 Fairmount 75201
(214) 969-9410, fax (214) 969-9023
Web site: www.gpgallerydallas.com
Mon-Fri 10-6, Sat 10-5 and by appt
Dir: Ashley Tatum Casson
***Contemporary painting, sculpture, photography and works on paper. Late 19th- and early 20th-century modernist and impressionist work.* G**
Artists exhibited: John Alexander, Subhankar Banerjee, Jeff Brosk, Dale Chihuly, Harry Geffert, Harold Gregor, Greta Gunderson, Bill Haveson, Jun Kaneko, Ron Kent, Bill Komodore, Sharon Kopriva, David Levinthal, Eric McGehearty, Angelbert Metoyer, Jesus Moroles, Robert Motherwell, Pamela Nelson, Irving Penn, Brent Phelps, Dan Rizzie, Julie Speed, Robert Dean Stockwell, James Surls, George Tobolowsky, Arie Van Selm, Max Weber
See ad page 15.

5134. Photographs Do Not Bend Gallery
2115 Routh St 75201
(214) 969-1852, fax (214) 969-5464
E-mail: gallery@photographsdonotbend.com
Web site: www.photographsdonotbend.com
Tue-Sat 11-6 and by appt
Dir: Burt Finger/Missy Smith Finger
20th-century and contemporary photography; Latin American works; photography books and monographs. **G**
Artists exhibited: Marta Maria Perez Bravo, Keith Carter, William Greiner, Misty Keasler, George Krause, Chema Madoz, Delilah Montoya, Bill Owens, Esteban Pastorino Diaz, Jeffrey Silverthorne, Neal Slavin, Chris Verene

5135. Riddell Rare Maps & Fine Prints
2511 Fairmount St 75201
(214) 953-0601, fax (214) 953-0869
E-mail: map@airmail.net
Web site: antiquemapshop.com
Tue-Fri 9-5, Sat 12-4 and by appt Dir: Royd Riddell
Original maps, antique maps, lithographs, architectural engravings and prints. **P**

5136. Roughton Galleries
3702 Fairmount St 75219
(214) 871-1096
E-mail: brian@roughtongalleries.com
Web site: roughtongalleries.com
19th- and early 20th-century American and European paintings. **G**

5137. Runyon Fine Arts, Inc.
13010 Gaywood Rd 75229
(214) 368-8001, fax (214) 368-8003
E-mail: info@runyonfinearts.com
Web site: www.runyonfinearts.com
By appt Dir: John Runyon
20th-century painting, sculpture and works on paper. **D**
Artists exhibited: Stephan Balkenhol, Lynda Benglis, Ross Bleckner, Richmond Burton, April Gornik, Peter Halley, Jasper Johns, Donald Judd, Ellsworth Kelly, David Levinthal, Sol LeWitt, Agnes Martin, John McCracken, Richard Phillips, Ed Ruscha, Tony Scherman, John Holt Smith, Joseph Stashkevetch, Frank Stella, Richard Tuttle, Andy Warhol, Steve Wrubel

5138. Select Art
3530 Travis St, #228 75204
(214) 521-6833, fax (214) 521-6344
E-mail: selart@swbell.net
Web site: www.selectartusa.com
By appt Dir: Paul Adelson
17th- to 20th-century European, American and Latin American master painting, sculpture and drawing. **G/D/P/C**
Artists exhibited: Marc Chagall, Thomas Gainsborough, David Hockney, Henri Matisse, Joan Miro, Claude Monet, Robert Motherwell, Pablo Picasso, Camille Pissarro, Pierre-Auguste Renoir, Diego Rivera, Rufino Tamayo

5139. Jerrie Marcus Smith Fine Art
3505 Turtle Creek Blvd, 11C 75219
(214) 520-2051, fax (214) 242-2286
E-mail: jerriesmith@mac.com
By appt Dir: Jerrie Marcus Smith
20th- and 21st-century American and Mexican painting, sculpture, works on paper and photography. **D/C**

5140. Murray Smither
1934 Kessler Pkwy 75208-2727
(214) 942-5297, fax (214) 941-6186
E-mail: emsart@sbcglobal.net By appt
Modern and contemporary American art, with emphasis on Texas art from 1920s to present. **D/C**

5141. Southern Methodist University Meadows Museum
5900 Bishop Blvd 75275-0357
(214) 768-2516
E-mail: pvankeur@mail.smu.edu
Mon-Sat 10-5, Thu 10-8, Sun 1-5
Dir: Edmund Pillsbury
Medieval to 20th-century Spanish art; sculpture garden; special exhibitions. **U**
Artists exhibited: Burgoyne Diller, Juan Gris, Bartholome Esteban Murillo, Diego Velazquez, Francisco Zurbaran



BARRY WHISTLER GALLERY

2909-B CANTON ST. DALLAS, TEXAS 75226 214.939.0242 www.barrywhistlergallery.com

5142. Southern Methodist University Pollock Gallery
Division of Art, Meadows School of the Arts, PO Box 750356 75275-0356
(214) 768-4439, fax (214) 768-4257
E-mail: pvankeur@mail.smu.edu
Mon-Tue, Thu-Fri 11-5, Sat 1-5
Dir: Philip Van Keuren
American 19th- and 20th-century painting, sculpture, drawing, prints and photography; American outsider and folk art. **U**
Artists exhibited: Jean-Michel Basquiat, James Brooks, Chuck Close, Marjorie Content, Lucian Freud, Frank Jones, Alex Katz, Jacob Lawrence, Vik Muniz, Alice Neel, Jackson Pollock, Jessica Stockholder

5143. Southwest Gallery
4500 Sigma Rd 75244
(972) 960-8935, (800) 272-9910
fax (972) 960-9765
E-mail: sales@swgallery.com
Web site: www.swgallery.com
Tue-Sat 9-6, Sun 1-5
Dir: E.C. Carmack/Bob Malenfant
Contemporary, traditional and impressionist art. Sculpture, antique painting, furnishings, accessories. **G**
Artists exhibited: Antoine Blanchard, Edouard Cortes, Martin Eichinger, Jean-Claude Gaugy, Frederick Hart, James Muir, Mark Pettit, W.A. Slaughter, Rufino Tamayo, ZhiWei Tu, Robert Wood, Xiang Zhang

5144. G. Stanton Gallery
3412 Rosedale 75205
(214) 361-9611
Mon-Sat 11-7
Dir: Margaret Kenyon
Traditional fine art including original oils, drybrush watercolors, pastels and egg tempera.
G

5145. Kristy Stubbs Gallery
2606 Fairmount St 75201
(214) 871-9311, fax (214) 871-6813
E-mail: art@stubbsgallery.com
Web site: www.stubbsgallery.com
Impressionist, modern and contemporary painting, prints and sculpture. **G/D**
Artists exhibited: Bo Bartlett, Jean-Michel Basquiat, David Bates, Eugene Boudin, Jeremy Deller, Jim Dine, Jean-Louis Forain, Helen Frankenthaler, Paul Fryer, Stephen Hannock, Damien Hirst, Jasper Johns, Julio Larraz, Andre Lhote, Roy Lichtenstein, Mary Lucier, Agnes Martin, Joan Mitchell, Polly Morgan, Berthe Morisot, Robert Motherwell, Pablo Picasso, Poplieo (Montoya/Ortiz), Pierre-Auguste Renoir, Dan Rizzie, Auguste Rodin, Tony Scherman, Alfred Sisley, Andy Warhol, Laura Wilson

5146. Valley House Gallery & Sculpture Garden
6616 Spring Valley Rd 75254
(972) 239-2441, fax (972) 239-1462
Web site: www.valleyhouse.com
Mon-Sat 10-5 Dir: Kevin E. Vogel/Cheryl Vogel
19th- and 20th-century European and American art, early Texas art. **G**
Artists exhibited: Chad Airhart, Lu Ann Barrow, Thomas Benrimo, Hugh Breckenridge, Lloyd Brown, Francis Chapin, Ron Cheek, Brian Cobble, Robert Cooke, Dylan Conrad, Margie Crisp, James Dowell, Otis Dozier, David Dreyer, Edward G. Eisenlohr, David Everett, Philip John Evett, Kelly Fearing, David Feblland, Henry Finkelstein, Barnaby Fitzgerald, Teri Fitzpatrick, Bart Forbes, Constance Forsyth, Lilian Garcia-Roig, David H. Gibson, Cindi Holt, Sedrick Huckaby, Anita Huffington, Zhang Jingru, Edmund Kinzinger, Will Klemm, Rudolf Sotelo Lailson, William Lester, Jun Cheng Liu, John Brough Miller, Loren Mozley, Fred Nagler, Gail Norfleet, Julian Onderdonk, Scooter Oriburn, Robert Peterson, Kelly Porter, Everett Spruce, Jane Starks, Donna Phipps Stout, Earl Staley, Bob Stuth-Wade, Valton Tyler, Claude Venard, Mary Vernon, Donald S. Vogel, Velox Ward, Anne Weary, Clara McDonald Williamson, Tom Woodward, Miguel Zapata

5147. The Victorian Gallery
2722 Fairmount at Howell 75201
(214) 871-2874
19th- and 20th-century British oil paintings and watercolors. **G**

5148. Marty Walker Gallery
2135 Farrington St 75207
(214) 749-0066, fax (214) 749-0067
E-mail: info@martywalkergallery.com
Web site: www.martywalkergallery.com
Tue-Sat 10-5 Dir: Marty Walker
Contemporary American art. **G**
Artists exhibited: Frances Bagley, Robert Boland, Mark Flood, Ted Kincaid, Jody Lee, Tom Orr, Victoria Reynolds

5149. Barry Whistler Gallery
2909-B Canton St 75226
(214) 939-0242, fax (214) 939-0259
E-mail: barrywhistlergallery@earthlink.net
Web site: www.barrywhistlergallery.com
Wed-Sat 12-5 and by appt
Dir: Barry Whistler
***Contemporary painting, sculpture, prints, drawing and photography.* G**
Artists exhibited: The Art Guys, Scott Barber, Nelli Connell, Linnea Glatt, Toni LaSelle, Skeet McAuley, Michael Miller, Betsy Odom, John Pomara, Johnnie Winona Foss, Allison V. Smith, Ann Stautberg, Lorraine Tady, John Wilcox, Robert Wilhite, Danny Williams
See ad page 255.

Gallery designations: **G** (gallery), **M** (museum), **U** (university gallery or museum), **N** (nonprofit exhibition space), **C** (corporate consultant), **D** (private dealer), **P** (print dealer).
Boldface listings indicate advertisers.

DENISON

5150. 416west gallery + Print Studio
416 West Main [illegible]
[illegible]
E-mail: [illegible]
Web site: www.416westgallery.com
Wed-Sat 10-6, Sun 1-5
Dir: Barbara Elam
Contemporary painting, works on paper and photography. **G/P**
Artists exhibited: Barbara Elam

DENTON

5151. The Meadows Gallery and the East Gallery, Center for the Visual Arts
400 East Hickory 76201
(940) 382-2787, fax (940) 383-1464
E-mail: mchaltant@dentonarts.com
Web site: http://dentonarts.com
Tue-Sun 1-5 Dir: Margaret Chalfant
16-20 exhibitions a year. Annual national contemporary craft exhibition. **N**

5152. University of North Texas University Art Gallery and Cora Stafford Gallery
PO Box 305100 76203-5100
(940) 565-4005, fax (940) 565-4717
E-mail: gallery@unt.edu
Web site: www.art.unt.edu/gallery/
Mon-Tue 12-8, Wed-Sat 12-5
Dir: Diana R. Block
Changing exhibitions of contemporary art; national traveling exhibitions; faculty and graduate exhibitions. **U**
Artists exhibited: Ed Blackburn, Daniel Bozhkov, Harlan Butt, Catherine Chauvin, Susan Cheal, Dornith Doherty, Vernon Fisher, Andy Holtin, Robert Jessup, Robert Milnes, Sally Packard, Don Reitz

5153. University of North Texas Print Research Institute of North Texas (P.R.I.N.T)
PO Box 305100 76203-5100
(940) 369-7575, fax (940) 565-4813
E-mail: obrien@unt.edu
Web site: www.art.unt.edu/print/
Dir: Catherine Chauvin
Collaborative fine-art press working with emerging and established artists on an invitational basis, combining traditional and experimental forms of lithography, intaglio and serigraphy. **U**

EL PASO

5154. Art Windows of El Paso
2 Civic Center Plaza, 6th Floor 79901
(915) 541-4481, fax (915) 541-4902
E-mail: drewaj@ci.el-paso.tx.us
Dir: Alejandrina Drew
Established artists from El Paso/Juarez region. At the El Paso International Airport, Main Lobby. **N**

5155. City Hall—The People's Gallery
2 Civic Center Plaza, 1st Floor 79901
(915) 541-4481, fax (915) 541-4902
Mon-Fri 8-5
Dir: Alejandrina Drew
Emerging and established artists from the El Paso/Juarez region and traveling exhibitions with multicultural perspectives. **N**

5156. El Paso Museum of Art
One Arts Festival Plaza 79901
(915) 532-1707, fax (915) 532-1010
Web site: www.elpasoartmuseum.org
Tue-Sat 9-5, Sun 12-5
Dir: Becky Duval Reese
13th- to 18th-century European art; 19th- and 20th-century American art; Mexican colonial art and retablos; contemporary art from the southwestern United States and Mexico. **M**
Artists exhibited: Canaletto, Susan Davidoff, James Drake, Lavinia Fontana, Carmen Lomas Garza, Artemisia Gentileschi, Luis Jimenez, Tom Lea, Frederic Remington, Ann Stautberg, James Surls, Anthony Van Dyck

5157. Adair Margo Gallery
415 E Yandell, Suite 10-B 79902
(915) 533-0048, fax (915) 469-8550
E-mail: amargo@adairmargo.com
Web site: www.adairmargo.com
Mon-Fri 10-5 and by appt Dir: Adair Margo
Contemporary and historical painting, drawing, graphics, sculpture, photography. **G**
Artists exhibited: Manuel Acosta, Katherine Alexander, Ellen Berman, Jose Cisneros, Susan Davidoff, James Drake, Luis Jimenez, Tom Lea, Annabel Livermore, James Magee, Mary McCleary, Pamela Nelson, Sallie Ritter, Rachelle Thiewes

5158. University of Texas at El Paso The Stanlee and Gerald Rubin Center for the Visual Arts
79968
(915) 747-6151, fax (915) 747-6067
E-mail: rubingallery@utep.edu
Web site: www.utep.edu/arts/
Tue-Fri 10-5, Thu 10-7, Sat 12-5
Dir: Kate Bonansinga
Solo and group exhibitions of contemporary art. **U**
Artists exhibited: Bruce Berman, Enrique Chagoya, Jose Krapp, Beverly Penn, Marcos "Erre" Ramirez, Paul Henry Ramirez

FORT WORTH

5159. Artspace III
111 Hampton St 76102
(817) 877-4920
E-mail: info@artspace111.com
Web site: www.artspace111.com
By appt Dir: Nita Friedman
Contemporary art: painting, drawing, three-dimensional. **G/C**
Artists exhibited: Daniel Blagg, Dennis Blagg, Matt Clark, Susan Harrington, John Hartley, Nancy Lamb, Jo Ann Mulroy, Leslie Soloman

5160. William Campbell Contemporary Art
4935 Byers Ave 76107
(817) 737-9566, fax (817) 737-9571
E-mail: wcca@flash.net
Web site: williamcampbellcontemporaryart.com
Tue-Fri 10-5, Sat 10-4 and by appt
Dir: Bill Campbell/Pam Campbell
Contemporary painting, works on paper, prints, sculpture and ceramics; focus on artists from Texas. **G**
Artists exhibited: Dan Allison, Tre Arenz, Carol Benson, James Blake, Stephen Daly, Michel Demanche, Ken Dixon, Jake Gilson, J.T. Grant, Joe Guy, Ken Hale, Billy Hassell, Bernd Haussmann, Benito Huerta, Carol Ivey, Luis Jimenez, Otis Jones, Patrick Kelly, Joachim Kersten, Julie Lazarus, Mike Magato, Dalton Maroney, Robert McAn, Sevan Melikyan, Jesus Moroles, Steve Murphy, Scottie Parsons, Randall Reid, John Holt Smith, Luther Smith, Mark Stephen Smith, Kathy Suder, Pam Summers, Richard Thompson, Kevin Tolman, Cecil Touchon, Bob Wade, Steve Watson, Judy Youngblood

5161. Amon Carter Museum
3501 Camp Bowie Blvd 76107
(817) 738-1933, fax (817) 989-5079
E-mail: carol.noel@cartermuseum.org
Web site: www.cartermuseum.org
Tue-Sat 10-5, Thu 10-8, Sun 12-5 Dir: Ron Tyler
Painting, sculpture, photography and works on paper by leading 19th- and 20th-century American artists. **M**
Artists exhibited: Albert Bierstadt, Stuart Davis, Thomas Eakins, Marsden Hartley, Winslow Homer, Georgia O'Keeffe, Frederic Remington, Charles M. Russell, John Singer Sargent, Alfred Stieglitz, Grant Wood

5162. Fenton Fine Arts
1420 Shady Oaks Ln 76107-3538
(817) 737-2252, fax (817) 731-3003
E-mail: ffa@sbcglobal.net
Web site: www.artnet.com/fenton.html
Mon-Fri by appt Dir: Phyllis Fenton
Contemporary and modern painting, drawing, prints and sculpture. **D/C**
Artists exhibited: Christopher Brown, Jim Dine, Richard Estes, Sam Francis, Helen Frankenthaler, Roy Lichtenstein, Frank Stella, Donald Sultan, Wayne Thiebaud, Andy Warhol, William Wegman, Ray Charles White

5163. Fort Worth Community Art Center
1300 Gendy 76107
(817) 738-1938, fax (817) 738-3766
E-mail: gallerymanager@fwcac.org
Web site: www.fwcac.org
Mon-Fri 9-5, Sat 10-5
Dir: Flora Maria Garcia/Michele Garcia/Elaine Taylor
Contemporary art. **N**
Artists exhibited: Anila Quayyum Agha, Ed Blackburn, Dennis Blagg, James Malone, Tina Medina, Janice Rubin, Charles Wiese, Robert Woods, James Woodson, Joan Zalenski

5164. Carol Henderson Gallery
6387B Camp Bowie, Box 266 76116
(817) 763-8239, fax (817) 763-8239
E-mail: carolhgallery@sbcglobal.net
Web site: www.carolhendersongallery.com
By appt
Dir: Carol Henderson/Donna Craft
Traditional to contemporary paintings, pottery, sculpture, glass and fine art jewelry. **D**
Artists exhibited: Michael Bane, Ken Blasingame, Jim Bowman, Gregory Deane, Jo Marz, Sue McCans, Jeff Muhs, Colin Poole, Doug Sweet, Kirk Tatom, Gail Taylor, Art Werger

5165. Kimbell Art Museum
3333 Camp Bowie Blvd 76107
(817) 332-8451
Web site: www.kimbellart.org
Tue-Thu, Sat 10-5, Fri 12-8, Sun 12-5
Dir: Timothy Potts
Prehistoric to early 20th-century art; Western European painting and sculpture; Asian, Mesoamerican and African art. **M**
Artists exhibited: Caravaggio, Paul Cezanne, Francisco Goya, Henri Matisse, Pablo Picasso, Peter Paul Rubens, Titian, Diego Velazquez

5166. Modern Art Museum of Fort Worth
3200 Darnell St at University Dr 76107
(817) 738-9215, fax (866) 824-5566
E-mail: info@themodern.org
Web site: www.themodern.org
Tue-Sat 10-5, Sun 11-5 Dir: Marla Price
Focus on post-World War II international art in all mediums. Educational programs: lectures, tours, adult and children's classes, workshops and family activity days. Films, musical performances and lectures. **M**
Artists exhibited: Georg Baselitz, Richard Diebenkorn, Philip Guston, Anselm Kiefer, Roy Lichtenstein, Robert Motherwell, Jackson Pollock, Susan Rothenberg, Mark Rothko, Cindy Sherman, Clyfford Still, Andy Warhol

5167. Monticello Fine Arts Gallery
3700 W 7th St 76107
(817) 731-6412, fax (817) 731-6413
E-mail: glenna@monticellogallery.com
Web site: monticellofineartsgallery.com
Mon-Fri 11-6, Sat 11-5, Sun 1-5 Dir: Glenna Crocker
20th-century paintings, prints, sculpture and ceramics. **G**
Artists exhibited: Carol Anthony, John Barger, Dan Coates, Joyce Combs, Ann Cushing Gantz, John Austin Hanna, Mark Keathley, Shirley Kellerman, Patricia Nix, Mike Tabor

5168. NRH Gallery
6515-1A Smithfield Rd.
North Richland Hills 76180
(817) 281-5991
E-mail: monte@nerwinandmartin.com
Web site: www.nerwinandmartin.com
Mon-Sat 9-3 and by appt
Dir: Glenn Nerwin/Monte Martin
Contemporary Texas artists. **G/C**

5169. Jan Pierce, Inc.
PO Box 102015 76185
(817) 926-0660, fax (817) 923-1100
E-mail: jpincart@charter.net
Mon-Fri 10-5 by appt Dir: Jan Pierce Upchurch
20th-century American, European and Latin American paintings, drawings, prints, sculpture; art for specific architectural sites. **G/D/P/C**

5170. Sid Richardson Collection of Western Art
Sundance Sq, 309 Main St 76102
(817) 332-6554, (888) 332-6554
fax (817) 332-8671
E-mail: info@sidrmuseum.org
Web site: www.sidrmuseum.org
Tue-Wed 10-5, Thu-Fri 10-8, Sat 11-8, Sun 1-5
Dir: Jan Brenneman
Permanent exhibition of Frederic Remington, Charles M. Russell and other Western artists. **M**

5171. Texas Christian University University Art Gallery
TCU Box 298000 76129
(817) 257-7643
E-mail: r.watson@tcu.edu
Web site: www.artandarthistory.tcu.edu
Mon-Fri 11-4, Sat-Sun 1-4 during academic year
Dir: Ronald Watson
University-related exhibitions, emerging and established artists. **U**
Artists exhibited: Stephen Battle, Christopher Bond, Susan Harrington, Sean Ibanez, Jason Reynaga

FREDERICKSBURG

5172. Eyfells and Eyfells Foundation
9068 US Highway 290 E 78624
(830) 990-9309
E-mail: Eyfells@EyfellsandEyfells.com
Web site: www.EyfellsandEyfells.com
Dir: Johann Eyfells
A 10-acre contemporary fine arts facility, featuring sculpture and paintings on display as well as a study center for Receptual Art. **N**

GALVESTON

5173. Galveston Arts Center
2127 Strand 77550
(409) 763-2403, fax (409) 763-0531
E-mail: information@galvestonartscenter.org
Web site: www.galvestonartscenter.org
Tue-Sat 11-5, Sun 12-5; Summer: also Mon 11-5
Dir: Christine West
Contemporary art, emphasis on emerging and midcareer regional artists. **N**
Artists exhibited: William Cannings, Alain Gerard Clement, Nina Craig, Gary Faye, Perry House, Sedrick Huckaby, Robert Langham, Suzy Lee, Mona Marshall, Merrilee McCommas, Gordon Phillipson, Reinhard Ziegler

5174. Rosenberg Library
2310 Sealy St 77550
(409) 763-8854
Mon-Thu 9-9, Fri-Sat 9-6
19th- and 20th-century paintings; sculpture; graphics; decorative arts; Russian icons. **M**

GARLAND

5175. Ricker Gallery
1230 Patricia Ln 75042
(972) 487-2191
E-mail: mricker5@attbi.com
By appt Dir: Michael T. Ricker
20th-century rare books and works on paper by American and Latin American figurative artists. **G/D/P**
Artists exhibited: Leonard Baskin, Rico Lebrun, Ben Shahn, Mihailo Vukelic, Alfredo Zalce

GLEN ROSE

5176. Barnard's Mill Art Museum
307 SW Barnard St 76043
(254) 897-7494
Sat 10-5, Sun 1-5
Dir: Rebecca Guerrero/Julie Moody
Permanent collections of Jewell Mears Fielder Foundation and Richard H. Moore Jr. Exhibitions by regional artists. **M**
Artists exhibited: G. Harvey, Morris Henry Hobbs, Amy Jackson, Clarence Millet, Jim Powell, Robert Summers, Charles Summey, Robert Wood

[illegible] **G** (gallery), **M** (museum), **U** (university gallery or museum), **N** (nonprofit exhibition space), **C** (corporate consultant), **D** (private dealer), **P** (print dealer)
Boldface listings indicate advertisers

HOUSTON

5177. Archway Gallery
2013 W Gray, Suite C 77019
(713) 522-2409
Web site: www.archwaygallery.com
Mon-Thu 10-6, Fri-Sat 10-8, Sun 1-5
Dir: Marsha Harris
Painting, pottery and sculpture by Houston artists. **G**

Artists exhibited: Margaret S. Bock, V. Chin, Margaret S. Dobbins, Marsha Harris, Jim N. Hill, Chris Menconi, Shirl Riccetti, John Slaby, Cookie Wells, Louise Williams

5178. Art Basics Corporation
PO Box 30616 77249-0616
(713) 802-2129
E-mail: info@art-basics.com
Web site: www.art-basics.com
By appt Dir: Patrick Ryan
Taking art and artists to rural Texas schools and communities. **N**

5179. Artcetera
PO Box 131914 77219
(713) 270-4319
E-mail: artcetera@aol.com
By appt Dir: E.L. Foney
20th- and 21st-century American works on paper, with an African-American focus. **D/P**

Artists exhibited: Amalia Amaki, John Biggers, Elizabeth Catlett, Charles Criner, Nathaniel Donnett, Frank Frazier, Reginald Adolphus Gammon, Samella Lewis, Bert L. Long Jr., William Pajaud, P.H. Polk, Robert Sengstacke

5180. Blaffer Gallery, University of Houston, The Art Museum of the University of Houston
120 Fine Arts Building 77204-4018
(713) 743-9530, fax (713) 743-9525
Web site: www.blaffergallery.org
Tue-Sat 10-5 Dir: Terrie Sultan
Changing contemporary solo and thematic exhibitions. Lectures, publications, tours, outreach programs. **U**

5181. Blossom Street Gallery and Sculpture Garden
4809 Blossom at Shepherd 77007
(713) 869-1921
E-mail: blossominfo@blossomstreetgallery.com
Web site: www.blossomstreetgallery.com
Tue-Sat 11-6, every other Sun-Mon 1-4
Dir: Laurie Rawls
Contemporary fine art: paintings, drawings, prints, watercolors and sculptures primarily by Texas artists. **G/D**

Artists exhibited: Stella Alesi, Andre Clementos, Rubin Coy, Robert Gotha, Joe Harris, Peggy Hoekman, Jim LaPass, Herbert Long, Jessie Lott, James Rivers, Richard Roedener, Shawn Turung

5182. Booker-Lowe Gallery
4623 Feagan St 77007
(713) 880-1541, fax (713) 862-8364
E-mail: art@bookerlowegallery.com
Web site: www.bookerlowegallery.com
Thu-Sat 11-5 and by appt
Dir: Nana Booker/M. David Lowe
Contemporary paintings, prints and sculpture from Central/Western Desert, Arnhem Land, Kimberley and urban Aboriginal artists of Australia. **G/D/P/C**

Artists exhibited: Ada Bird Petyarre, Barbara Weir Petyarre, Billy Stockman Tjapaltjarri, Elizabeth Nyumi, Fiona Omeenyo, Helicopter Tjungarrayi, Adrian King, Lucy Loomoo, Minnie Pwerle, Motorcar Jim Kgnale, Rosella Namok, Samantha Hobson

5183. Devin Borden Hiram Butler Gallery
4520 Blossom 77007
(713) 863-7097, fax (713) 863-7130
E-mail: devinborden@yahoo.com
Web site: artdealers.org
Tue-Sat 10-5
Dir: Hiram Butler/Devin Borden
Contemporary painting, sculpture, drawings and prints. **G/P**

Artists exhibited: Eric Aho, Marty Baird, Jennifer Bartlett, Luca Buvoli, Eric Davis, Nicole Fein, Vernon Fisher, Mark Flood, Christopher French, Dewitt Godfrey, Dana Harper, Joseph Havel, David Hutchinson, Terrell James, Laura Lark, Darryl Lauster, Sherrie Levine, Chad Sager, Maya Schindler, Matthew Sontheimer, Brooke Stroud, Melissa Thorne, Lynne Woods Turner, James Turrell, Hilary Wilder, Robert Wilson, Xawery Wolski, Danny Yahav-Brown

5184. Civic Art + Design Department Cultural Arts Council of Houston/ Harris County
3201 Allen Pkwy, Suite 250 77019
(713) 527-9330, fax (713) 630-5210
E-mail: info@cachh.org
Web site: www.cachh.org
Mon-Fri 8:30-5:30
Dir: Joe Wilson/Carol Laufer
Art consulting for greater Houston. Management of public and private art projects. **N**

Artists exhibited: The Art Guys, Luca Buvoli, Dixie Friend Gay, Brad Goldberg, Jim Hirschfield, Sonya Ishii, Paul Kittelson, Sheila Klein, Cameron McNall, Floyd Newsum, Kate Petley, Ann Stautberg

5185. John Cleary Gallery
2635 Colquitt 77098
(713) 524-5070, fax (713) 524-4456
E-mail: clearygallery@ev1.net
Tue-Sat 10-5:30 Dir: Catherine Couturier
Vintage and contemporary photographs. Rare books on photography. **G**

5186. Contemporary Arts Museum Houston
5216 Montrose Blvd 77006-6598
(713) 284-8250, fax (713) 284-8275
E-mail: info@camh.org
Web site: www.camh.org
Tue-Sat 10-5, Thu 10-9, Sun 12-5
Dir: Marti Mayo
Regional, national, and international artists; thematic exhibitions. Lectures, video screenings, family programs, Institute for Educators, intermedia events.
M

Artists exhibited: Russell Crotty, Leonardo Drew, Katharina Grosse, Bodys Isek Kingelez, Glenn Ligon, Jim Love, Robyn O'Neill, Pipilotti Rist, Matthew Ritchie, Kiki Smith, Terry Winters, Andrea Zittel

5187. Barbara Davis Gallery
4411 Montrose Blvd 77000
(713) 520-9200, fax (713) 520-8409
E-mail: info@barbaradavisgallery.com
Web site: www.barbaradavisgallery.com
Tue-Fri 10-5:30, Sat 11-5:30 and by appt
Dir: Barbara Davis/Bryan Miller
International, national and Texas contemporary artists; various mediums. **G**

Artists exhibited: Robbie Austin, Justin Berry, Jane Fine, Paul Fleming, Robert Kelly, Jeremy Kidd, Paul Kittelson, Sharon Kopriva, Donald Lipski, Joe Mancuso, Danny Rolph, Yehudit Sasportas, Ann Stautberg, James Surls, Jackie Tileston, Robin Utterback

5188. Dean Day Gallery
2539 Colquitt 77098
(713) 520-1021
E-mail: info@deandaygallery.com
Web site: www.deandaygallery.com
Tue-Sat 11-5
Dir: Cathleen Albright
Contemporary impressionism and representational American, European and South American painting. **G**

Artists exhibited: Eric Abrecht, Jacobus Baas, Anne Blair Brown, Linda Ruth Dickinson, James Leonard, Zvonimir Mihanovic, LeRoy Neiman, Marie-Claire Pajolle, Steve Perrault, James Scoppettone, James Wu

5189. Diverse Works
1117 East Freeway 77002
(713) 223-8346, fax (713) 223-4608
Web site: www.diverseworks.org
Wed-Sat 12-6 and by appt
Dir: Sara Kellner/Diane Barber
Contemporary art and performance. **N**

Artists exhibited: Erika Blumenfeld, Tom Burkhardt, Bill Davenport, Heyd Fontenot, Erika Haarsch, David McGee, Lester Julian Merriweather, Barbara Pollack, Chris Sauter, Yukari Teruya, Claude Wampler, Marina Zurkow

5190. Gallery Sonja Roesch
2309 Caroline St 77004
(713) 659-5424
E-mail: artinfo@gallerysonjaroesch.com
Web site: www.gallerysonjaroesch.com
Tue-Sat 11-6 Dir: Sonja Roesch
Contemporary art. **G**

Artists exhibited: Susanne Ackerman, Melanie Crader, Medeleine Dietz, Mick Johnson, Peter Kalkhof, Perla Krauze, Josef Adam Moser, Mario Reis, David Simpson, Hills Snyder, Alma Tischler, Thomas Vinson

5191. Goldesberry Gallery
2625 Colquitt 77098
(713) 528-0405, fax (713) 528-0418
Tue-Sat 10-5 Dir: Nancy Goldesberry
Contemporary art in the craft mediums. **G**

5192. Gremillion & Co. Fine Art, Inc.
2501 Sunset Blvd 77005
(713) 522-2701, fax (713) 522-3712
Web site: www.gremillion.com
Tue-Fri 9-5, Sat 10-5 Dir: Christopher Skidmore
Contemporary American art. **G/P/C**

Artists exhibited: Steven Alexander, Tim Bailey, Bruce Brainard, Jerrold Burchman, Fernando Casas, Elizabeth Chandler, John Christensen, Rosemary Cove, John Crawford, Dav Eldridge, Roger Foster, Larry Graeber, Dimitri Hadzi, Betu Jagchid, Lionel Kalish, Muriel Kalish, Jeffrey Keith, Gary Komarin, Peter Mangan, Reuben Nakian, Philip Pavia, John Pavlicek, Eric Peters, Mario Petrucianni, Robert Rector, Christian Renonciat, Joan Steinman, Philip Tarlow, Marie Thibeault, Michael Todd, Rade Vilotjevic, Clay Wagstaff, Jack Zajac

5193. Guthrie Contemporary
2734 Virginia St 77098
(713) 522-8086
E-mail: info@guthriecontemporary.com
Web site: www.guthriecontemporary.com
Tue-Sat 1-5 and by appt
Dir: Leslie Guthrie/Stacey Peterson
Contemporary painting, photography and sculpture. **G/C**

Artists exhibited: Lee Anea, Blaine Rice Bennett, Tom Corbin, Suk Ja Kang Engles, Auguste Garufi, Jean Geraci, Sandy Ifeld, Janet McGreal, Lindy Schillaci, Adele Sypestyn

5194. Harris Gallery
1100 Bissonnet 77005
(713) 522-9116, fax (713) 522-4954
E-mail: information@harrisgalleryhouston.com
Web site: www.harrisgalleryhouston.com
Tue-Fri 10-5, Sat 11-5, Mon by appt
Dir: J. Harrison Itz
Contemporary American realist painting, drawing, photography and prints, and abstract sculpture. **G**

Artists exhibited: Katherine Alexander, Joseph Almyda, Malinda Beeman, Myla Bertinot, Peter Brown, Chris Burkholder, Jim Burling, David Caton, Henry Coe, Nancy Conrad, Russell Cushman, Sebastian Diaz, Joseph DiGiorgio, Isabelle du Toit, Kathleen Earthrowl, Lisa Ernst, Gary Faye, Meghan Fleming, Charles Ford, Bob Franklin, Wanda Gamble, Susan George, Jerry Greenberg, Russell Hamilton, Robert Holsch, Linda Holt, Gregory Horndeski, Pauline Howard, Howard Jansheski, Libby Johnson, Suzanne Kelley Clark, Will Klemm, Ann Kobdish, George Krause, Sandra Langston, Paula Lawson, Marlene Lenker, Mona Marshall, Robert McCoy, Susu Meyer, Garrett Middaugh, Veronique Molinier, Anne Moore, Jessica Murtishaw, Richard Newman, Michael Noland, Doug Osa, Greg Osterhaus, Nancy Paris Pruden, Monica Pate, Charles Pebworth, Janis Porter Marckstein, Stephen Porter, Maidie Rutherford, Tim Saska, Karelyn Siegler, Earl Staley, David Suhler, David Terry, Richard Thompson, Karl Umlauf, Paulina Van Bavel Kearney, William Wahlgren, Max Werner, Glenn Whitehead, Diane Wilkinson, Judith Williams

5195. Hooks-Epstein Galleries
2631 Colquitt 77098
(713) 522-0718, fax (713) 522-0710
E-mail: hooksepgal@hooksepsteingalleries.com
Tue-Sat 1-5 and by appt Dir: Geri Hooks
Established, midcareer and emerging artists; 20th-century representational American, European and Latin art; specializing in sculpture and works on paper. **G/P**

Artists exhibited: Julie Brook Alexander, Elizabeth Barrera, Penny Cerling, Pang Chieh Hsu, Marc Dennis, Kathryn Dunlevie, Lynn Duryea, Yrjo Edelmann, Jim Falick, Scott Gordon, Leamon Green, Mark Greenwalt, Heather Ryan Kelley, Kurt Kemp, James Mathison, Bernard Mattox, Richard Neichardt, Kermit Oliver, John Mark Sager, Ward Sanders, Kelli Scott, Don Shaw, James Michael Starr, Masaru Takiguchi

5196. Houston Center for Contemporary Craft
4848 Main St 77002
(713) 529-4848, fax (713) 529-1288
E-mail: hcc@crafthouston.org
Web site: www.crafthouston.org
Tue-Sat 10-5, Thu 10-8, Sun 12-5
Dir: Ann Lancaster
Advancing education about craft; emphasis on fiber, metal, glass, clay and wood. **N**

5197. Houston Center for Photography
1441 W Alabama 77006-4103
(713) 529-4755, fax (713) 529-9248
E-mail: info@hcponline.org
Web site: www.hcponline.org
Wed-Fri 11-5, Sat-Sun 12-5 Dir: Allison Hunter
Midcareer and emerging photographers; education and outreach programs. **N**

5198. Image One International Art Management
16126 Rainbow Lake Rd 77095
(281) 858-8888, fax (281) 550-8618
E-mail: gfields@imageoneinternational.com
Web site: www.imageoneinternational.com
By appt Dir: Genae Fields
Acquisitions, installation, rotation, accredited art appraisals, general collection management for corporate and private clients. Artists' career development services. **C**

5199. Inman Gallery
3901 Main St 77002
(713) 526-7800, fax (713) 526-7803
E-mail: info@inmangallery.com
Web site: www.inmangallery.com
Tue-Sat 11-6
Dir: Kerry F. Inman/Patrick H. Reynolds
Contemporary painting, works on paper, photography and sculpture. **G**

Artists exhibited: David Aylsworth, Amy Blakemore, Nina Bovasso, Bill Davenport, Tommy Fitzpatrick, Heyd Fontenot, Angela Fraleigh, Duncan Ganley, Todd Hido, Darcy Huebler, Emily Joyce, Katrina Moorhead, Kristin Musgnug, Demetrius Oliver, John Pomara, Jim Richard, Dario Robleto, Robert Ruello, Jason Salavon, Sigrid Sandstrom, Beth Secor, Brent Steen, Brad Tucker, Darren Waterston

5200. KCA Compound
PO Box 66447 77266-6447
(832) 200-3048, fax (832) 200-3049
E-mail: kelly@kga.net Web site: www.kga.net
By appt Dir: Kelly Gale Amen
Modern and contemporary painting, photography, sculpture, mixed mediums and furniture by regional and national artists. **G/D/C**

5201. Kinzelman Art Consulting
3909 Main St 77002
(713) 533-9923, fax (713) 533-9931
Web site: www.kinzelmanart.com
Mon-Fri 9-5 Dir: Julie Kinzelman
Advisory and consulting services for corporate, private and healthcare clients. Acquisitions, collection management, installation and exhibition services, inventory and cataloging.
C

5202. Koelsch Gallery
3202 Mercer 77027
(713) 626-0175, fax (713) 626-1181
E-mail: franny@koelschgallery.com
Web site: www.koelschgallery.com
Tue-Fri 10:30-5, Sat 11-5
Dir: Franny Koelsch
Contemporary fine and folk artists. **G**

Artists exhibited: Sally Bennett, Henry Ray Clark, Claire Cusack, Patrick Davis, Carl Dixon, Mad Duffin, Vanessa Estrada, Amy Evans, Beverly Floyd, Hana Harada, Mary Hunter, Cisco Kolkmeier, Henry Rayburn, Donna Rosenthal, Gail Siptak, Byron Spicer, Ellen Frances Tuchman, Bettie Ward, Gregory Warmack, Tad Lauritzen Wright, Paris Young

Gallery designations: **G** (gallery), **M** (museum), **U** (university gallery or museum), **N** (nonprofit exhibition space), **C** (corporate consultant), **D** (private dealer), **P** (print dealer).
Boldface listings indicate advertisers.

5203. Lawndale Art Center
4912 Main St 77002
(713) 528-5858, fax (713) 528-4140
E-mail: askus@lawndaleartcenter.org
Web site: www.lawndaleartcenter.org
Mon-Fri 10-5, Sat 12-5
Contemporary art. Emphasis on Houston and regional artists. Alternative space; artists choose programming. **N**

5204. Meredith Long & Company
2323 San Felipe 77019
(713) 523-6671, fax (713) 523-2355
Web site: www.meredithlonggallery.com
Tue-Sat 10-6 Dir: Mr. Meredith Long
Dealers in 19th- and 20th-century American art. **G**

Artists exhibited: Wayman Adams, Page Allen, William Anzalone, Al Barnes, John Beerman, Catherine Behrent, George Bellows, Ben Benn, Dennis Blagg, Byron Browne, Emi Carlsen, Anthony Caro, Mary Cassatt, William Merritt Chase, Michael Coleman, Nicolai Coleman, Jacob Collins, George Cope, John Cowan, Michael David, Willem de Kooning, Richard Diebenkorn, Burgoyne Diller, Arthur Dove, Werner Drewes, Friedel Dzubas, John Evans, Terry Fenton, Herbert Ferber, Barnaby Fitzgerald, Helen Frankenthaler, Frederick Carl Frieseke, William Glackens, Joseph Glasco, Judy Haas, Stephen Hannock, Childe Hassam, Billy Hassell, Robert Henri, Howard Hodgkin, Winslow Homer, Larry Horowitz, Rachel Hovnanian, George Inness, Everett Raymond Kinstler, Lee Krasner, James Lahey, Sarah Lamb, John Marin, Libbie Masterson, Walter Matia, Joan Mitchell, Forrest Moses, Robert Motherwell, Gustav Muss-Arnolt, Kenneth Noland, Jedd Novatt, Jules Olitski, John Peto, Denny Pickett, Larry Poons, Edward Potthast, Maurice Prendergast, Peter Reginato, Paul Resika, Milton Resnick, Theodore Robinson, Percival Rousseau, John Singer Sargent, Charles Schorre, Aaron Shikler, Michael Steiner, Frank Stella, Donald Sultan, John M. Tracy, William Turnbull, John Henry Twachtman, Sallie Werner Vaughn, Marco Villegas

5205. Mackey Gallery
5111 Center St 77007
(713) 850-8527, fax (713) 861-5003
E-mail: info@mackeygallery.com
Web site: www.mackeygallery.com
Tue-Fri 11-5, Sat 10-5
Dir: Aparna Mackey/Jeff Mackey
Contemporary art. **G**

Artists exhibited: Luciana Abait, Carole Benzaken, Magdalen Celestino, The Clayton Brothers, Marianela de la Hoz, Gabriele di Matteo, Gottfried Helnwein, Jahjehan Beth Ives, Aris Kalaizis, Francisco Larios, Carolina Levy, Martin y Sicilia, Ronald Moran, Arturo Rivera, Jose Angel Toirac

5206. McClain Gallery
2242 Richmond Ave 77098
(713) 520-9988, fax (713) 520-9955
E-mail: info@mcclaingallery.com
Web site: www.mcclaingallery.com
Tue-Fri 10-5:30, Sat 11-5, Mon by appt
Dir: Robert McClain/Cynthia Cage McClain **G/D**

Artists exhibited: Ford Beckman, Larry Bell, Fletcher Benton, Karin Broker, Dale Chihuly, Willem de Kooning, Alfred DeCredico, Christian Eckart, Peter Halley, Katsumi Hayakawa, Edward Lee Hendricks, Sandria Hu, Donald Judd, Terence La Noue, Gary Lang, Tierney Malone, John Millei, Jesus Morales, Joel Morrison, Andy Moses, Ed Moses, Angelina Nasso, Joseph Piccillo, Larry Poons, Robert Rauschenberg, James Rosenquist, David Row, Julian Schnabel, Jonathan Seliger, Hunt Slonem, Julian Stanczak, Frank Stella, Peter Sullivan, Cy Twombly, Andy Warhol, Tom Wesselmann

5207. McMurtrey Gallery
3508 Lake St 77098
(713) 523-8238, fax (713) 523-0932
E-mail: info@mcmurtreygallery.com
Web site: www.mcmurtreygallery.com
Tue-Fri 10-5:30, Sat 11-5
Dir: Eleanor McMurtrey
Contemporary art. **G**

Artists exhibited: Carlos Alfonzo, Terry Andrews, Renzo Barchi, Ellen Berman, Kate Breakey, Sandi Seltzer Bryant, Kevin Burrus, Keith Carter, Michael Crespo, Dornith Doherty, Diana Dopson, Malou Flato, Marianne Green, Tracy Harris, Robert Jessup, Robert Kinsell, Lance Letscher, Lauren Levy, Osamu James Nakagawa, Michael Sell, Ken Stout, Mihailo Vukelic, Jean Carruthers Wetta, Troy Wood, Sydney Philen Yeager

5208. Jack Meier Gallery
2310 Bissonnet 77005
(713) 526-2983, fax (713) 526-2141
Web site: www.jackmeiergallery.com
Tue-Fri 10-5, Sat 10-4
Contemporary American art. **G**

Artists exhibited: Deborah Ballard, Dan Beck, Nancy Bush, Ray Donley, Rob Douglas, Hayes Friedman, Quang Ho, David Kidd, Sherry Loehr, Karen Offutt, Nancy Ortenstone, Steve Parker, Lisa Pressman, Marty Ricks, Lindy Schillaci, Robert Stiffolino, Inez Storer, Heather Wilcoxon, Mary Zarbano

5209. The Menil Collection
1515 Sul Ross 77006
(713) 525-9400, fax (713) 525-9444
Wed-Sun 11-7
Antiquities, Byzantine, tribal and 20th-century art; Cubism, Surrealism, New York School, Pop, minimalism. Special exhibitions. **M**

5210. The Menil Collection Cy Twombly Gallery
1501 Branard 77006
(713) 525-9450, fax (713) 525-9444
Wed-Sun 11-7
Permanent installation of Cy Twombly's paintings, sculpture and works on paper. **M**

Artists exhibited: Cy Twombly

5211. MKG Art Management, LLC
2825 Colquitt 77098
(713) 526-4146, fax (713) 526-4158
Web site: www.mkgart.com
Mon-Fri 9-5
Dir: Melissa Kepke Grobmyer/Cecily E. Horton
Acquisition, installation, rotation, appraisal, leasing and collection management for corporate, institutional and private clients.
C

5212. Moody Gallery
2815 Colquitt 77098
(713) 526-9911, fax (713) 526-7749
E-mail: moodygal@sbcglobal.net
Web site: moodygallery.com
Tue-Fri 10:30-5, Sat 11-5
Dir: Betty Moody/Lee Pineda/Adrian Page
Contemporary American art. **G**

Artists exhibited: Terry Allen, Helen Altman, Michael Bise, Lamar Briggs, Dave Carpender, Pat Colville, James Drake, Amber Eagle, Roy Fridge, Harry Geffert, Sam Gummelt, Luis Jimenez, Lucas Johnson (estate), Page Kempner, Michael Kennaugh, Charles Mary Kubricht, Jim Love (estate), Lisa Ludwig, Anstis Lundy, MANUAL (Hill/Bloom), Mary McCleary, Dave McManaway, Melissa Miller, Sarah Greene Reed, Al Souza, Gael Stack, Bill Steffy, Arthur Turner, Randy Twaddle, Liz Ward, Joe Wooten

5213. Museum of Fine Arts, Houston
1001 Bissonnet 77005
(713) 639-7300, fax (713) 639-7597
Web site: www.mfah.org
Tue-Wed 10-5, Thu 10-9, Fri-Sat 10-7, Sun 12:15-7
Dir: Peter C. Marzio
Collection of more than 57,000 works. European and American paintings; decorative arts; sculpture; graphics; photography; antiquities; pre-Columbian, African, Oceanic and Asian art. **M**
See ad page 59.

5214. Museum of Printing History
1324 W Clay 77019
(713) 522-4652
fax (713) 522-8342
E-mail: donpiercy@hotmail.com
Web site: www.printingmuseum.org
Tue-Sun 10-5, evening hours during events
Dir: Elizabeth P. Griffin/Sarah McNiel
Rare books and documents, historical and contemporary prints. **M**

5215. New Gallery
2627 Colquitt 77098
(713) 520-7053
fax (713) 520-1145
E-mail: newgallery@sprynet.com
Web site: www.newgallery.net
Tue-Fri 11-5, Sat 11-5
Dir: Thom Andriola/Olga Ripley
Contemporary painting and sculpture.
G

Artists exhibited: Tara Conley, Ron Davis, Tom Fruin, Cheryl Kelley, Tony Magar, John Newsom, Andreas Nottebohm, Yigal Ozeri, Michal Rovner, Gordon Terry, Cecil Touchon, Wendy Wagner

5216. Nolan-Rankin Galleries
4621 Montrose Blvd, #B110 77006
(713) 528-0664
fax (713) 528-7990
E-mail: nolanrankin@prodigy.net
Web site: nolan-rankingalleries.com
Tue-Sat 10-5
Dir: Joseph Nolan/Robert Rankin
Contemporary School of Paris. **G**

Artists exhibited: Paul Ambille, Paul Anderbouhr, Elizabeth Callmas, Conchita Conigliano, Monique Journod, Michele Lellouche, Michel-Henry, Marcel Mouly, Pierre Neveu, Michel Sarazin, Marko Stupar, Renee Theobald

5217. Parkerson Gallery
3510 Lake St 77098
(713) 524-4945
fax (713) 524-4967
E-mail: parkgall@sbcglobal.net
Web site: www.artnet.com/parkerson.html
Tue-Fri 10-5, Sat 12-5, Mon by appt
Dir: John E. (Sandy) Parkerson
19th- and 20th-century American and European painting. **G**

Artists exhibited: Billy Al Bengston, William Copley, Andre Derain, David Landis Fick, John Moore

5218. Poissant Gallery
5102 Center St 77007
(713) 868-9337, fax (713) 659-5556
Dir: Meg Poissant
Contemporary art. **G/P/C**

5219. Post Gallery
2121 Sage Rd, Suite 165 77056
(713) 622-4241, fax (713) 622-7140
E-mail: jerryg@postgallery.com
Web site: www.postgallery.com
Tue-Sat 11-5 Dir: Jerry Goldstein
Contemporary representational painting and sculpture. **G**

Artists exhibited: Bob Canning, Jeff Cochran, Ablade Glover, Jackie Venegas Loafman, Zvonimir Mihanovic, LeRoy Neiman, Randy Peyton, Michael Price, Shray, Kate Smith, James Talmadge, Bettie Ward

5220. Project Row Houses
2521 Holman 77004
(713) 526-7662, fax (713) 526-1623
E-mail: prh@neosoft.com
Web site: projectrowhouses.org
Wed-Sun 12-5
Dir: Rick Lowe
Reclaiming inner city neighborhoods using art as a catalyst to promote educational, cultural, historical and social revitalization. **N**

5221. Redbud Gallery
303 E 11th St 77008
(713) 862-2532
Web site: redbudgallery.com
Sat-Sun 12-5 and by appt
Dir: Gus Kopriva
Contemporary art, national and regional, WPA and German Expressionism. **G**

Artists exhibited: Wanda Alexander, Bale Creek Allen, Amita Bhatt, Jack Boynton, David Dorman, Noah Edmundson, Susan Henderson, Sharon Kopriva, Ken Little, Delilah Montoya, Jenny Schlief, Vance Wingate

5222. Rice University, Art Gallery
Museum District, 6100 Main St 77005
(713) 348-6069, fax (713) 348-5980
E-mail: ruag@rice.edu
Web site: www.ricegallery.org
Tue-Wed, Fri-Sat 11-5, Thu 11-7, Sun 12-5
Dir: Kimberly Davenport
Contemporary art with a focus on site-specific installation. **U**

5223. The Rothko Chapel
1409 Sul Ross 77006
(713) 524-9839
E-mail: info@rothkochapel.org
Web site: www.rothkochapel.org
Sat-Tue 10-6, Wed-Fri 10-7 Dir: K. C. Eynatten
A modern meditative environment created by the late paintings of Mark Rothko. **M**

Artists exhibited: Mark Rothko

5224. Rudolph Projects | ArtScan Gallery
1836 Richmond Ave 77098
(713) 807-1836, fax (713) 807-1837
E-mail: info@rudolphprojects.com
Web site: rudolphprojects.com
Tue-Sat 10:30-5:30 Dir: Sean Rudolph/Volker Eisele
Contemporary art. **G/P/C**

Artists exhibited: Kenneth James Beasley, William Betts, Ryan Geiger, Tracy Hicks, Darra Keeton, Janaki Lennie, Betsy Odom, Kate Petley, Tom Sale, John Salvest, Kaneem Smith, Anderson Wrangle

5225. Patrick Ryan
PO Box 30616 77249-0616
(713) 802-2129
E-mail: info@vivartes.com
Web site: www.vivartes.com
By appt Dir: Patrick Ryan
Modern and contemporary painting, photography, sculpture and graphics. **D/C**

5226. Sicardi Gallery
2246 Richmond Ave 77098
(713) 529-1313, fax (713) 529-0443
E-mail: sicardi@sicardi.com
Web site: www.sicardi.com
Dir: Maria Ines Sicardi
Modern and contemporary Latin American art, painting, fine prints, photography and sculpture. **G**

Artists exhibited: Maria Fernanda Cardoso, Carlos Cruz-Diez, Gonzalo Fonseca, Gego, Jose Gurvich, Marco Maggi, Francisco Matto, Oscar Munoz, Liliana Porter, Jesus Rafael Soto, Luis Tomasello, Joaquin Torres-Garcia

5227. Texas Gallery
2012 Peden 77019
(713) 524-1593, fax (713) 524-0534
E-mail: info@texgal.com
Web site: www.texgal.com
Tue-Sat 10-5 and by appt
Dir: Fredericka Hunter/Ian Glennie
Contemporary art. **G**

Artists exhibited: Frederick Barthelme, Lynda Benglis, Billy Al Bengston, Julie Bozzi, James Brown, Danny Clayton, Thomas Joshua Cooper, Julian Dashper, Rackstraw Downes, Jeff Elrod, Lee Friedlander, Francesca Fuchs, Hamish Fulton, Kathleen Gilje, Joe Goode, Rachel Hecker, Jene Highstein, Paul Horn, Alfred Jensen, Bill Jensen, Alex Katz, Barry Le Va, Robert Lobe, Robert Mangold, Dan McCleary, Allan McCollum, David McGee, George Mead Moore, Stephen Mueller, Matt Mullican, Catherine Murphy, Tony Oursler, Jack Pierson, Ken Price, Rachel Ranta, Robert Rauschenberg, Susie Rosmarin, Allen Ruppersberg, Ed Ruscha, Pat Steir, Billy Sullivan, Stephen Vitiello, William Wegman, Rob Wynne

5228. Anya Tish Gallery
4411 Montrose Blvd 77006
(713) 524-2299, fax (713) 524-2299
E-mail: anya@anyatishgallery.com
Web site: anyatishgallery.com
Tue-Sat 10:30-6 Dir: Anya Tish
Painting, photography, sculpture. Emphasis on art work from Central/Eastern Europe and Russia. **G**

Artists exhibited: Jozsef Bullas, William Cannings, Andrey Chezhin, Ondrej Coufal, Laila Essaydi, Oma Feinstein, Samarly Gurarly, Dmitri Koustov, Elena Lopez-Poirot, Neva Mikulicz, Nadezda Prvulovic, Zofia Rydet, Soody Sharifi, Maxim Wakultschik, Oleg Yanushevsky

5229. Wade Wilson Art
4411 Montrose Blvd, Suite 200 77006
(713) 521-2977, fax (713) 521-2975
E-mail: wade@wadewilsonart.com
Web site: www.wadewilsonart.com
Tue-Sat 11-6
Dir: Wade Wilson/Caroline Tyson/Evan Garza
Contemporary painting and sculpture. Focus on radical concrete and modernist painters. **G/P/C**
Artists exhibited: Tom Berg, Lucinda Cobley, Alan Ebnother, Danielle

Frankenthal, Michael Manjarris, Joseph Marioni, Jill Moser, Shawn Wallis, Stephen Westfall, Mark Williams, John Zurier

See ad page 259.

5230. West End Gallery
5425 Blossom 77007
(713) 861-9644
Sat 12-4 and by appt Dir: Kathleen Packlick
G

Artists exhibited: Randy Galaska, Mike Houston, Sarah Hutt, Pat King, Ann Malone, Maria Merrill, Kathleen Packlick, Holly Patterson, Suzanne Paul, David Price, Joe Rudy, Sandy Tramel

5231. Joan Wich & Co. Gallery
4411 Montrose Blvd 77006
(713) 526-1551
E-mail: joanwich@joanwichgallery.com
Web site: www.joanwichgallery.com
Tue-Sat 11-5
Contemporary painting, sculpture, photography, drawing and folk art; emerging and established artists. **G**

Artists exhibited: Anila Quayyum Agha, Nicholas Blakaysa, Ellen George, Patricia Gonzalez, Jim Hatchett, Michael Healey, Mirjam Hoekman, Floyd Newsum, Basilos Poulos, Lynn Randolph, John Sturtevant, Martha Thomas

5232. Gerhard Wurzer Gallery
1217 S Shepherd 77019
(713) 523-4300, fax (713) 523-8909
E-mail: gw@wurzergallery.com
Web site: www.wurzergallery.com
Tue-Fri 10-6, Sat 10-5 Dir: Gerhard Wurzer
19th- and 20th-century prints, paintings and drawings. **G/P**

Artists exhibited: Marc Chagall, Erik Desmazieres, Robert Kipniss, Henri Matisse, Joan Miro, Alfredo Muller, Pablo Picasso, Jean-Francois Raffaelli, Jeanette Pasin Sloan, Henri de Toulouse-Lautrec, Paul Wunderlich, Bruno Zupan

IRVING

5233. Irving Arts Center Galleries and Sculpture Garden
3333 N MacArthur Blvd 75062
(972) 252-7558, fax (972) 570-4962
E-mail: minman@ci.irving.tx.us
Web site: www.irvingartscenter.com
Mon-Fri 9-5, Thu 9-8, Sat 10-5, Sun 1-5
Dir: Richard E. Huff/Marcie J. Inman
Municipal galleries. Established and emerging artists. Emphasis on contemporary Texas artists. **N**

Artists exhibited: Frances Bagley, James Crowe, Robert Glen, Kenneth Holder, Marilyn Jolly, Norman Kary, Jesus Moroles, Tom Orr, Toni Parks, Ellen Frances Tuchman, Karl Umlauf, Arie Van Selm

5234. University of Dallas Beatrice M. Haggerty Gallery and Haggerty Arts Village
1845 E Northgate Dr 75062
(972) 721-5087, fax (972) 721-5319
Mon-Fri 7-5, Sat-Sun 12-5
Contemporary art in various mediums. Also faculty, students and visiting artists. **U**

JOHNSON CITY

5235. The Benini Foundation Galleries and Sculpture Ranch at Le Stelle
377 Shiloh Rd 78636
(830) 868-5244, fax (830) 868-2247
E-mail: Lorraine@Benini.com
Web site: www.Benini.com, www.sculptureranch.com
Arts facility including galleries, arts library and sculpture ranch. **G/D/C**

Artists exhibited: Benini, Burris, Marshall Cunningham, Eyfells, Galardini, Loren Impson, Fabio Inverni, James LoParo, Robert McConaughy, Michelle O'Michael, Bettye Hamblen Turner

5236. Debra Goldstein Fine Art
111 N Nugent Ave 78636
(830) 868-0221, fax (512) 477-1962
Dir: Debra Goldstein
Regional, national and international painters and sculptors. **G**

LONGVIEW

5237. Longview Museum of Fine Arts
215 E Tyler 75601
(903) 753-8103, fax (903) 753-8217
E-mail: lmfa@sbcglobal.net
Web site: www.lmfa.org
Tue-Fri 10-4, Sat 12-4 Dir: Renee Hawkins
Permanent collection of paintings, sculpture, graphics and photography by contemporary artists; changing exhibitions of contemporary art. **M**

LUBBOCK

5238. Texas Tech University Landmark Arts: The Galleries of Texas Tech
PO Box 42081, School of Art TTU, 18th St and Flint Ave 79409-2081
(806) 742-1947, fax (806) 742-1971
E-mail: landmarkarts@ttu.edu
Web site: www.landmarkarts.org
Mon-Fri 10-5, Sat 10-5 Dir: Joe R. Arredondo
Contemporary art in all mediums. **U**

Artists exhibited: William Cannings, Michael Roque Collins, Rick Dingus, Carol Flueckiger, Dirk Fowler, Tina Fuentes, Robin Dru Germany, Robly Glover, Juan Granados, Von Venhuizen, Sara Waters, Sang Mi Yoo

LUFKIN

5239. Museum of East Texas
503 N Second St 75901
(409) 639-4434
Tue-Fri 10-5, Sat-Sun 1-5 Dir: J.P. McDonald
Regional, national and international art and history exhibitions. Collection of American, European and Latin American works on paper, regional painting and historic photographs. **M**

MARFA

5240. Ballroom Marfa
108 E San Antonio St 79843
(432) 729-3600, fax (432) 729-3606
E-mail: info@ballroommarfa.org
Web site: www.ballroommarfa.org
Thu-Sun 12-6 Dir: Fairfax Dorn/Virginia Lebermann/Vance Knowles
Multicultural contemporary art, film and music. National, international and emerging artists. **N**

5241. Eugene Binder
218 N Highland 79843
(432) 729-3900
E-mail: binderart@earthlink.net
Call for hours during exhibitions, and by appt Dir: Eugene Binder
Modern and contemporary art, emerging artists. **D**

Artists exhibited: Mark Cole, David Kimble, Nicholas Knight, John Pomara, Raychel Stine, Robert Terry

See ad page 260.

5242. The Chinati Foundation
1 Cavalry Row, PO Box 1135 79843
(432) 729-4362, fax (432) 729-4597
E-mail: information@chinati.org
Web site: www.chinati.org
Wed-Sun 10-4 Dir: Marianne Stockebrand
Permanent large-scale installations, many conceived for the site, as well as temporary exhibitions. Viewable by guided tour only. **M**

Artists exhibited: Carl Andre, Ingolfur Arnarsson, John Chamberlain, Dan Flavin, Roni Horn, Donald Judd, Ilya Kabakov, Richard Long, Oldenburg/van Bruggen, David Rabinowitch, John Wesley

5243. exhibitions 2d
400 S Highland 79843
(432) 729-1910
E-mail: info@exhibitions2d.com
Web site: www.exhibitions2d.com
Dir: Dennis Dickinson
Reductive and minimal sculpture, painting, drawing and installation. **G**

Artists exhibited: Gretchen Berggren, Chris Classen, Kenny Davis, Michael de la Cerda, Michael Diaz, Joe Ramiro Garcia, Larry Graeber, Gloria Graham, Kenneth Morgan, James Westwater, Susan York

See ad page 259.

Wade Wilson
ART
now representing:
Tom **Berg**
Lucinda **Cobley**
Alan **Ebnother**
Danielle **Frankenthal**
Michael **Manjarris**
Joseph **Marioni**
Jill **Moser**
Shawn **Wallis**
Stephen **Westfall**
Mark **Williams**
John **Zurier**
4411 Montrose Blvd. Suite #200B | Houston, Texas 77006
toll free: 866.521.8278
p: 713.521.2977 | f: 713.521.2975
www.**wadewilsonart**.com

2d
marfa
info@exhibitions2d.com
432.729.1910

Gallery designations: **G** (gallery), **M** (museum), **U** (university gallery or museum), **N** (nonprofit exhibition space), **C** (corporate consultant), **D** (private dealer), **P** (print dealer).
Boldface listings indicate advertisers.



5244. HWY 90
407 W Sant Antonio St (Hwy 90),
PO Box 1472 79843
(432) 729-1923
E-mail: info@hwy90gallery.com
Web site: www.hwy90gallery.com
Wed-Sun 1-5 and by appt Dir: Martha Hughes
Contemporary art. **G**

5245. inde/jacobs
208 E San Antonio St, PO Box F 79843
(432) 729-3939
E-mail: info@indejacobs.com
Web site: www.indejacobs.com
Wed-Sun 11:30-5:30 and by appt
Dir: Vilis Inde
Minimalism and 20th-century photography. **G**
Artists exhibited: Carl Andre, John Chamberlain, Dan Flavin, Nan Goldin, Roni Horn, Donald Judd, Sol LeWitt, Jack Pierson, Paul Strand

MARSHALL

5246. Michelson Museum of Art
216 N Bolivar St 75670
(903) 935-9480, fax (903) 935-1974
E-mail: leomich@shreve.net
Web site: www.michelsonmuseum.org
Tue-Fri 12-5, Sat-Sun 1-4 Dir: Susan Spears
Changing exhibitions of art by Russian-American Leo Michelson (1887-1978). African Masks. Traveling exhibitions. **M**
Artists exhibited: Milton Avery, Byron Browne, David Burliuk, Ralston Crawford, Chaim Gross, Carl Holty, Henri Matisse, Georges Rouault, Moses Soyer, Raphael Soyer, Joseph Stella, Abraham Walkowitz

MCALLEN

5247. International Museum of Art & Science
1900 Nolana 78504
(956) 682-1564, fax (956) 686-1813
Web site: www.imasonline.org
Tue-Sat 9-5, Sun 1-5
Dir: Serena Rosenkrantz
Local, national, and international artists. Science, permanent collection and traveling exhibitions. **M**

MIDLAND

5248. Midland College McCormick Gallery
Allison Fine Arts Bldg, 3600 N Garfield 79705
(432) 685-4770, fax (432) 685-4721
E-mail: mccormickgallery@midland.edu
Web site: www.midland.edu/mccormick
Mon-Thu 8-10, Fri 8-5, Sat 9-5, Sun 1-5
Dir: J. Don Wallace
Local and national artists; permanent collection.
U

5249. Museum of the Southwest
1705 W Missouri Ave 79701-6516
(915) 683-2882, fax (915) 570-7077
Web site: www.museumsw.org
Tue-Sat 10-5, Sun 2-5
Dir: Thomas W. Jones
Southwestern art: sculpture, paintings, graphic art; planetarium; children's museum. Taos Society of Artists, Audubon's Texas Portfolio.
M

NACOGDOCHES

5250. Stephen F. Austin State University SFA Galleries
Department of Art, PO Box 13041, SFA Station 75962
(936) 468-1131, fax (936) 468-2938
E-mail: baileysl@sfasu.edu
Web site: www.art.sfasu.edu
Tue-Sun 12:30-5
Dir: Shannon Bailey
Regional, national and international artists; educational programs, lectures and films. Texas National juried competition. **U**

ODESSA

5251. BRAG Publications
122 E 52nd 79762
(915) 368-7856
By appt
Dir: Barry Phillips
Exhibition space for contemporary art. **N**

5252. Nelda Lee, Inc.
2610 E 21st St 79761
(432) 366-8426, fax (432) 362-3586
E-mail: neldasl@cableone.net
Web site: neldalee.com
Mon-Fri by appt
Dir: Nelda S. Lee/Cory M. Rico't
Oils, watercolors and bronzes from Taos, Early Texas, 18th- to 20th-century America and Europe. Contemporary European art. Appraisers. **D**
Artists exhibited: Eanger Irving Couse, Joseph Floch, Frank Gervasi, Gustav Klimt, Sang Lee, George Malva, Max "Mopp" Oppenheimer, Mario Passoni, Egon Schiele, Ben Turner, Alfons Walde, Robert W. Wood

5253. Ellen Noel Art Museum of the Permian Basin
4909 E University Blvd, P.O. Box 13928 79768
(432) 550-9696, fax (432) 550-9226
Web site: www.noelartmuseum.org
Tue-Sat 10-5, Sun 2-5
Dir: Marilyn Bassinger
M

ORANGE

5254. Stark Museum of Art
712 Green Ave 77630
(409) 883-6661, fax (409) 883-6361
E-mail: starkmuseum@starkmuseum.org
Web site: www.starkmuseum.org
Tue-Sat 10-5 Dir: David Hunt
Western American art; American Indian art; porcelain and glass, including Steuben. **M**
Artists exhibited: John James Audubon, Oscar E. Berninghaus, Albert Bierstadt, Ernest Blumenschein, W. Herbert Dunton, Nicolai Fechin, Ernest Martin Hennings, Maria Martinez, Thomas Moran, Frederic Remington, Charles M. Russell, Joseph Henry Sharp

PANHANDLE

5255. Carson County Square House Museum
5th and Texas Hwy 207, PO Box 276 79068
(806) 537-3524, fax (806) 537-5628
E-mail: shm@squarehousemuseum.org
Mon-Fri 8:30-5:30, Sat 9-5:30, Sun 1-5:30
Dir: Viola Moore
M

SAN ANGELO

5256. San Angelo Museum of Fine Arts
1 Love St 76903
(325) 653-3333, fax (325) 658-6800
E-mail: director@samfa.org
Web site: samfa.org
Tue-Sat 10-4, Sun 1-4 Dir: Howard Taylor
Changing exhibitions of historical and contemporary art: contemporary ceramic collection, sculpture garden, contemporary Texas art, architecture, photography. **M**

SAN ANTONIO

5257. Artpace San Antonio
445 N Main Ave 78205-1441
(210) 212-4900, fax (210) 212-4990
E-mail: info@artpace.org
Web site: www.artpace.org
Wed-Sun 12-5, Thu 12-8 and by appt
Contemporary visual arts residency and exhibition program. Educational and public programs. **N**
Artists exhibited: Chiho Aoshima, Edgar Arceneaux, Augusto Di Stefano, Kota Ezawa, Arnoud Holleman, Katie Pell, Luz Maria Sanchez, Ranjani Shettar, Allison Smith, Frances Stark, Steiner & Lenzlinger, Do-Ho Suh

5258. Blue Star Contemporary Art Center
116 Blue Star 78204
(210) 227-6960, fax (210) 229-9412
E-mail: info@bluestarartspace.org
Web site: www.bluestarartspace.org
Wed-Sun 12-6 Dir: Bill FitzGibbons
Regional, national and international contemporary art exhibitions. **N**

5259. Cactus Bra Space
106 C Blue Star 78204
(210) 226-6688
E-mail: info@cactusbraspace.com
Web site: www.cactusbraspace.com
1st Fri 6-9pm and by appt
Dir: Jayne Lawrence/Leigh Anne Lester
Artist-run space. Promoting community dialog.
N
Artists exhibited: Margaret Craig, Jahjehan Bath Ives, Jayne Lawrence, Leigh Anne Lester, Alex Lopez, Constance Lowe, Karen Mahaffy, Lynn McCabe, Michele Monseau, Katie Pell, Chris Sauter, Hills Snyder

5260. Finesilver Gallery
816 Camaron, Suite 1.02 78212
(210) 354-3333, fax (210) 354-3393
E-mail: fin-egal@finesilver.com
Web site: www.finesilver.com
Tue-Sat 11-5 and by appt
Dir: Eleanor Williams
Contemporary art. Additional location in Houston. **G**
Artists exhibited: Jesse Amado, Erik Benson, Todd Brandt, Leonardo Drew, Joey Fauerso, Virginia Fleck, Mark Flood, Thomas Glassford, Jacob Hashimoto, Zane Lewis, Ken Little, Jeff McMillan, Yunhee Min, Joel Morrison, Aaron Parazette, Chuck Ramirez, Lordy Rodriguez, Jason Rogenes, Chris Sauter, Mark Schlesinger, James Smolleck, Kim Squaglia, Vincent Valdez, Lloyd Walsh

5261. Joan Grona Gallery
Blue Star Arts Complex, 112 Blue Star 78204
(210) 225-6334, fax (210) 696-4180
E-mail: jgrona@ix.netcom.com
Web site: www.joangronagallery.com
Wed-Sat 11-6, Sun 12-5 and by appt
Dir: Joan Grona
Regional, national and international artists. **G**

5262. The Guadalupe River Sculpture Ranch Retreat
3660 Tanglewood Trail 77007
(713) 869-1921
E-mail: blossomcontact@blossomstreetgallery.com
Web site: www.blossomstreetgallery.com
Sculpture park founded by Blossom Foundation. **N**
Artists exhibited: Robert Gotha, Dan Haynie, Jim LaPasa, Herbert Long, Nic Noblique, Jessie Rivera, Richard Roederer, Herb Sapieo, Robert White

5263. Lawrence Markey
311 6th St 78215-1802
(210) 228-9966, fax (210) 228-9968
E-mail: info@lawrencemarkey.com
Web site: www.lawrencemarkey.com
Dir: Lawrence Markey
Contemporary art. **G**
Artists exhibited: James Bishop, Ronald Bladen, Mel Bochner, Ernst Caramelle, Paul Feeley, Joel Fisher, Suzan Frecon, Stephen J. Kaltenbach, Sol LeWitt, John McLaughlin, Robert Moskowitz, Max Neuhaus, Richard Nonas, John Riddy, Fred Sandback, Robert Therrien, Richard Tuttle, Acharya Vyakul, James Welling, Jerry Zeniuk

5264. McNay Art Museum
6000 N New Braunfels,
PO Box 6069 78209-0069
(210) 824-5368, fax (210) 805-1760
Web site: www.mcnayart.org
Tue-Fri 10-4, Thu 10-9, Sat 10-5, Sun 12-5
Dir: William J. Chiego
Late 19th- and 20th-century European and American painting and sculpture; prints and drawings; medieval and Renaissance works; rare books and artists' books; theatre arts collection; fine arts research library. **M**
Artists exhibited: Paul Cezanne, Marc Chagall, Arthur Dove, Raoul Dufy, Paul Gauguin, Edward Hopper, Henri Matisse, Georgia O'Keeffe, Pablo Picasso, Diego Rivera, Georges Rouault

5265. Parchman Stremmel Galleries
110 W Olmos Dr 78212
(210) 824-8990, fax (210) 824-8993
E-mail: gallery@psgart.com
Mon-Fri 10-5, Sat 10-3 and by appt
Dir: Carolyn Parchman
Fine art dealers and advisors. **G/D/C**
Artists exhibited: Charles Arnoldi, Frances Bagley, Kenneth Bunn, Scott Carroll, Nate Cassie, Dale Chihuly, Laddie John Dill, Billy Hassell, Brenda Kingery, Cesar Martinez, Sherry Owens, Gary Sweeney

5266. PS Interamericana
110 W Olmos Dr 78212
(210) 824-8990, fax (210) 824-8993
E-mail: gallery@psgart.com
Mon-Fri 10-5, Sat 10-3 and by appt
Dir: Otis Parchman
Traditional work by contemporary American and Latin American artists. Fine art resale. **G/D/C**
Artists exhibited: Eric Aho, George Carlson, Keith Carter, Jorge Elizondo, Robert Kipniss, Robert Kushner, Francis X. Pavy, Bradley Peterson, Don Stinson, Richard Thompson, James Woodson

5267. REM Gallery
Blue Star Arts Complex,
1414 S Alamo, No 201 78210
(210) 224-1227
E-mail: info@remgallery.com, remgallery@aol.com
Web site: remgallery.com
Fri-Sat 11-6 Dir: Dana Read
Emerging and established Texas contemporary artists. **G**
Artists exhibited: Marcia Alaniz, Holly Hein &

Gallery designations: **G** (gallery), **M** (museum), **U** (university gallery or museum), **N** (nonprofit exhibition space), **C** (corporate consultant), **D** (private dealer), **P** (print dealer).
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Franklin Bryson Brooks, Robert Caslin, Margaret Craig, Jessica Barrett DeCuir, Joan Fabian, Lawrence Leissner, Richard Martinez, Charlie Morris, Steven Price, Johnny Robertson, Derrick Saunders, Howard Sherman, Jason Stout

5268. NanEtte Richardson Fine Art
555 E Basse Rd, Suite 105 78209
(210) 930-1343, fax (210) 930-7579
E-mail: NRFineArtGallery@aol.com
Web site: www.nanetterichardsonfineart.com
Mon-Sat 10-5
Fine oil painting, watercolor and sculpture. **G**

Artists exhibited: Richard Aaron, Carrie Ballard, Glen Edwards, John French, Tom Fricker, Greg Glowka, Peggy Kingsbury, D.R. Parker, Carl J. Smith, Kay Walton, Jerry Weers

5269. Sala Diaz
517 Stieren 78210
(210) 535-1079
E-mail: saladiaz@satx.rr.com
First Fri 9 pm-closing and by appt
Dir: Hills Snyder
House space; contemporary art. P.O. Box 690041, San Antonio, TX 78269 **N**

Artists exhibited: Justin Boyd, Andrea Caillouet, Gordy Grundy, Mignon Harkrader, Lawrence Jennings, Matthias Lengner, Leigh Anne Lester, Karen Mahaffy, Sarah Moore, Ludwig Schwarz, Rob van der Schoor, Randy Wallace

5270. Salon Mijangos
1906 S Flores 78204
(210) 271-9592
E-mail: ben@salonmijangos.com
Web site: www.salonmijangos.com
Wed-Sat 12-6 Dir: Alberto Mijangos/Ben Judson
Communication and collaboration between contemporary visual artists, musicians, filmmakers and writers. **N**

Artists exhibited: Tetuzi Akiyama, Andy Benavides, Jessica DeCuir, Erika Elder, Nelson Harst, Kenneth Karcher, Alan Licht, Trey Moore, James Eck Rippie, Matt Valentine

5271. San Angel Folk Art
110 Blue Star 78204
(210) 226-6688, fax (210) 496-7091
E-mail: info@sanangelfolkart.com
Web site: www.sanangelfolkart.com
Mon-Sun 11-6 Dir: Hank Lee
Folk, outsider and visionary art from the Americas, Africa and Europe. **G**

Artists exhibited: Demetrio Aguilar, Chris Ake, Shane Campbell, Peter Grieve, Nicholas Herrera, Disco Jimenez, Arturo Lopez, Jeri Moe, Jessie Montes, Reverend Seymour Perkins, Rick Phelps, Isaac Smith

5272. San Antonio Museum of Art
200 W Jones Ave 78215
(210) 978-8100, fax (210) 978-8101
E-mail: info@samuseum.org
Web site: www.samuseum.org
Tue 10-8, Wed-Sat 10-5, Sun 12-6
Dir: Marion Oettinger, Jr.
Ancient, Asian, Latin American, contemporary, European, Oceanic, and American 18th- and 19th-century art. **M**

Artists exhibited: Albert Bierstadt, Richard Diebenkorn, Helen Frankenthaler, Robert Henri, Diego Rivera, John Singer Sargent, David Alfaro Siqueiros, Frank Stella, Rufino Tamayo, Joaquin Torres-Garcia, Andrew Wyeth

5273. Southwest School of Art & Craft
300 Augusta 78205-1296
(210) 224-1848, fax (210) 224-9337
E-mail: Exhibitions@swschool.org
Web site: www.swschool.org
Mon-Sat 9-5 Dir: Paula Owen
Contemporary art and craft by regional, national and international artists. **N**

5274. Three Walls
106D Blue Star, Bldg B 78204
(210) 212-7185
E-mail: fuzzymmm@earthlink.net
1st Fri 6-9 pm and by appt
Dir: Michele Monseau
Artist-run. Contemporary art. Regional, national and international artists and musicians. **N**

Artists exhibited: Nick Brown, Buttercup, Min-tse Chen, Anjali Gupta, Morten Hebsgaard, Alex Lopez, Yolanda McKay, Yunhee Min, Gavin Perry, Chris Sauter, Ludwig Schwarz, Hills Snyder

5275. Unit B (Gallery)
500 Stieren St 78210
(312) 375-1871
E-mail: unitbgallery@yahoo.com
Web site: www.unitbgallery.com
By appt
Dir: Kimberly Aubuchon/John Mata
Emerging artists; local, national and international. **G**

Artists exhibited: Damon Bishop, Richie Budd, Min-tse Chen, Brian Dettmer, Matt Irie, Matthew Noel-Tod, Destina Olivares, Jonathan Russell, Dominick Talvacchio, Chris Uphues, Erik Wenzel, Chris Wildrick

5276. Wenger Gallery
131 Lou Jon Circle 78213
(210) 377-3434, fax (210) 377-3838
E-mail: wengertx@texas.net
By appt
Dir: Sigmund Wenger/Lesley Wenger
Contemporary and modern American and European painting, sculpture, drawings, prints, photographs. **G**

Artists exhibited: Arman, Robert Arneson, Alfred Jensen, Gary Komarin, Antonio Rodriguez Luna, Rene Magritte, Joan Miro, Antoni Tapies, Jan Vanriet, Bernar Venet, Kay WalkingStick, Andy Warhol

STAFFORD

5277. Gregory Editions Fine Art Washington Green USA
12919 SW Freeway, Suite 170 77477
(800) 288-2724, fax (281) 494-4755
Web site: www.gregoryeditions.com & www.washingtongreenusa.com
Mon-Thu 8-5, Fri 8-3
Dir: Sharon Thompson
G/D/P/C

SUGAR LAND

5278. Smith-Girard
Bernstein House, 836 Lakeview Dr 77478
(281) 494-2228
E-mail: HGirardJ@aol.com
By appt
Dir: Girard Jackson
Paintings and graphics. **D**

Artists exhibited: Theresa Bernstein, William Meyerowitz, Frederick Terna

TEXARKANA

5279. Texarkana Regional Arts & Humanities Council The Regional Arts Center
321 W 4th St 75501
(903) 792-8681, fax (903) 793-8510
E-mail: artsinfo@trahc.org
Web site: www.trahc.org
Tue-Sat 10-4, Thu 10-6
Dir: Ruth Ellen Whitt
Serving Texas, Arkansas, Oklahoma and Louisiana with annual exhibitions of regional artists as well as touring fine and decorative arts exhibitions. **N**

Artists exhibited: Gary Bachers, Nicole Brisco, Polly Cook, Deena des Rioux, James DeWoody, Simon Dinnerstein, Cindy Holmes, Sue Howell, William Joyce, Linda Laney, Betty Miller, Norman Rockwell

TYLER

5280. Tyler Junior College The Wise Auditorium Art Gallery
1400 E 5th St, PO Box 9020 75711-9020
(903) 510-2233, fax (903) 510-2708
Tue-Thu 10-4 and by appt
Contemporary local, regional and national art in all mediums. **U**

5281. Tyler Museum of Art
1300 S Mahon Ave 75701
(903) 595-1001
E-mail: info@tylermuseum.org
Web site: www.tylermuseum.org
Tue-Sat 10-5, Sun 1-5
Dir: Kimberley Bush Tomio
Art from the 19th century to the present. **M**

Artists exhibited: Terry Allen, Murray Bewley, Keith Carter, Clyde Connell, Philip John Evett, Vernon Fisher, Joseph Glasco, John Pomara, Porfirio Salinas, Al Souza, James Surls, Harry Worthman

VICTORIA

5282. The Nave Museum
306 W Commercial 77901
(361) 575-8227
E-mail: vrma@viptx.net
Web site: www.viptx.net/museum
Tue-Sun 1-5
Exhibitions of work by national and Texas artists; group shows, lectures and art video programs. **M**

WACO

5283. The Art Center of Waco
1300 College Dr 76708
(254) 752-4371, fax (254) 752-3506
E-mail: artcenter@easy.com
Web site: www.artcenter.org
Tue-Sat 10-5, Sun 1-5
Dir: Jill Hoffman
Emerging and established regional artists. National and international contemporary and traditional painting, drawing, photography, prints; sculpture, ceramics. Sculpture garden.
M

WAXAHACHIE

5284. Webb Gallery
209-211 W Franklin 75165
(972) 938-8085, fax (972) 938-8472
E-mail: webbart1@earthlink.net
Web site: www.webbartgallery.com
Sat-Sun 1-5 and by appt
Dir: Julie & Bruce Webb
Intuitive and self-taught artists. Odd fellows and Masonic art.
G/C

WICHITA FALLS

5285. Wichita Falls Museum and Art Center
2 Eureka Circle 76308
(940) 692-0923
Tue-Fri 9:30-4:30, Thu 9:30-7:30, Sat 10:30-4:30
Dir: Jeff Desborough
Permanent collection focuses on history of American art through printmaking; traveling exhibitions in art, history and science; planetarium, Discovery Room, hands-on science gallery.
M

Utah

BOUNTIFUL

5286. Bountiful/Davis Art Center
745 S Main St 84010
(801) 292-0367, fax (801) 292-7298
E-mail: bdac@networld.com
Web site: www.bdac.org
Mon 5-9, Tue-Fri 10-6, Sat 2-5
Dir: Arley Curtz
Utah Artists; annual statewide competition and exhibition. **N**

BRIGHAM CITY

5287. Brigham City Museum-Gallery
24 North 300 West 84302
(801) 723-6769
E-mail: bcmuseum@brighamcity.utah.gov
Web site: brighamcity.utah.gov
Tue-Fri 11-6, Sat 1-5
Dir: Larry Douglass
Painting, photography, ceramics; regional history; regional art competitions. Children's programming. National touring exhibitions.
M

LOGAN

5288. Nora Eccles Harrison Museum of Art, Utah State University
650 North 1100 East,
4020 Old Main Hill 84322-4020
(435) 797-1414, fax (435) 797-3423
Web site: www.hass.usu.edu/~museum/
Tue-Fri 10-4:30, Wed 10-7, Sat 12-4
Dir: Victoria Rowe
20th- and 21st-century western American art. **U**

Artists exhibited: Bruce Conner, Jay DeFeo, Richard Diebenkorn, Jess, Helen Lundeberg, Robert McChesney, Lee Mullican, Irving Norman, Henrietta Shore, Hassel Smith, Peter Voulkos, Betty Woodman

OGDEN

5289. Eccles Community Art Center
2580 Jefferson Ave 84401
(801) 392-693
Regional artists, monthly shows, permanent collection, statewide competition. **N**

PARK CITY

5290. Meyer Gallery
305 Main St 84060
(800) 649-8160, fax (435) 649-8160
E-mail: info@meyergallery.com
Web site: www.meyergallery.com
Mon-Fri 9-5, Sat-Sun 11-5; open til 9 in winter
Dir: Susan Meyer/Maren Bargreen
Contemporary and traditional painting and bronze sculpture. **G**

Artists exhibited: Steven Adams, Carol Alleman, Ted Gall, Cary Henrie, Wade Hoefer, Brian Kershisnik, Shanna Kunz, Jeffrey Legg, Dave McGary, Sheila Norgate, Sherry Sander, Seth Winegar

PROVO

5291. Brigham Young University Museum of Art
North Campus Dr 84602
(801) 422-8257, fax (801) 422-0527
Web site: www.byu.edu/moa
Tue-Fri 10-6, Mon, Thu 10-9, Sat 12-5
Dir: Campbell Gray
Hudson River School; American impressionism; early 20th-century regional art; American realism; contemporary photography; traditional and contemporary religious art. **U**

SALT LAKE CITY

5292. A Gallery
1321 South 2100 East 84108
(801) 583-4800
E-mail: contact@agalleryonline.com
Web site: www.agalleryonline.com
Mon-Sat 10-6 Dir: Greg Rogler/Brent Godfrey
Contemporary painting and sculpture. Emerging and midcareer artists. Abstract, landscape and figurative. **G**

Artists exhibited: David Adams, Brandon Cook, Brent Godfrey, Thomas Hoffman, Lenka Konopasek, Emily Plewe, Jennifer Rasmusson, Bruce Robertson, Ed Rogue, Dahrl Thompson, Christopher Thornock, Kraig Varner

5293. Dolores Chase Fine Art
307 West 200 South, Suite 3001 84101
(801) 328-2787
E-mail: chasefineart@aol.com
Web site: chasefineart.com
By appt Dir: Dolores Chase
Contemporary art from Utah and national painters, printmakers and sculptors. **D**

5294. Chase Home Museum of Utah Folk Arts
617 East South Temple 84102
(801) 533-5760, fax (801) 533-4202
E-mail: cedison@utah.gov
Web site: www.folkartsmuseum.org
Spring & Fall: Sat-Sun 12-5;
Summer: Mon-Thu 12-5, Fri-Sun 2-7
Dir: Carol Edison
Located in Liberty Park (600 East 1100 South). State Folk Art Collection. Domestic handwork, Native American crafts, woodcarving, occupational and ethnic arts by living Utah artists. **M**

Gallery designations: **G** (gallery), **M** (museum), **U** (university gallery or museum), **N** (nonprofit exhibition space), **C** (corporate consultant), **D** (private dealer), **P** (print dealer).
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